As filed with the Securities and Exchange Commission on May 31, 2018

1933 Act Registration No. 33-96132
1940 Act Registration No. 811-09086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 83	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 84	☒

TD ASSET MANAGEMENT USA FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(646) 828-3653

R. Michael Thorfinnson, President

TD Asset Management
USA Inc.
399 Park Avenue
New York, NY 10022

(Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	On (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TD Asset Management

PROSPECTUS

May 31, 2018

TD Asset Management USA Funds Inc.

TD Global Low Volatility Equity Fund
    – Institutional Class (TDLVX)
    – Advisor Class (TDGVX)

Epoch U.S. Small-Mid Cap Equity Fund
    – Institutional Class (TDUSX)
    – Advisor Class (TDUAX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
                 NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

TD ASSET MANAGEMENT USA FUNDS INC.

TABLE OF CONTENTS

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SUMMARY

TD Global Low Volatility Equity Fund

Investment Objective

The TD Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”) seeks to provide long-term capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Low Volatility Equity Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.85%	0.84%
Total Annual Fund Operating Expenses	1.55%	1.79%
Fee Waivers and/or Expense Reimbursements(1)	(0.65)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.15%

(1)	TDAM USA Inc., the Global Low Volatility Equity Fund’s investment manager (“TDAM”), has contractually agreed to limit the Global Low Volatility Equity Fund’s Total Annual Fund Operating Expenses to 0.90% for the Institutional Class and 1.15% for the Advisor Class of the Global Low Volatility Equity Fund at least through May 31, 2019. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the Global Low Volatility Equity Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Global Low Volatility Equity Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2019 unless approved by the Global Low Volatility Equity Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Global Low Volatility Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Global Low Volatility Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Low Volatility Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$426	$783	$1,790
Advisor Class	$117	$501	$910	$2,053

Portfolio Turnover

The Global Low Volatility Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

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higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Global Low Volatility Equity Fund’s performance. During the most recent fiscal year ended January 31, 2018, the Global Low Volatility Equity Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Low Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Global Low Volatility Equity Fund invests primarily in common stocks, or investments that provide exposure to common stocks, and may also invest in preferred stocks, in each case, of companies included in its benchmark index, the MSCI All Country World Index (Net Dividends-USD) (the “ACWI”). The ACWI is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries. Under normal market conditions, the Global Low Volatility Equity Fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by TDAM USA Inc., the Global Low Volatility Equity Fund’s investment manager (the “Investment Manager” or “TDAM”), in which case the Global Low Volatility Equity Fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The Global Low Volatility Equity Fund’s investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries. Securities held by the Global Low Volatility Equity Fund may be denominated in both U.S. dollars and foreign currencies.

In seeking to achieve the Global Low Volatility Equity Fund’s investment objective of providing long-term capital appreciation with less volatility than the broad global equity markets, the Investment Manager will generally overweight the Global Low Volatility Equity Fund’s portfolio with securities within the ACWI that it expects to deliver less volatile returns, and underweight the Fund’s portfolio with, or exclude from the Fund’s portfolio, securities within the ACWI that it expects to deliver more volatile returns. Volatility refers to the tendency of investments and markets to fluctuate in price over time. In addition to common stocks, the Global Low Volatility Equity Fund may invest in exchange-traded funds (“ETFs”) (up to 15% of its net assets) and depositary receipts that provide exposure to the common stocks of companies included in the ACWI. The Global Low Volatility Equity Fund may also invest in real estate investment trusts (“REITs”).

The Global Low Volatility Equity Fund may use derivatives, such as options, futures and forward contracts, to:

•	gain exposure to equity securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the equity security itself);
•	reduce the risk associated with currency fluctuations;
•	enhance income; or
•	provide downside risk protection for one or more stocks to which the Global Low Volatility Equity Fund has exposure.

The Global Low Volatility Equity Fund may invest in repurchase agreements and other money market securities, which may serve as collateral for the Global Low Volatility Equity Fund’s derivatives investments and/or earn income for the Fund.

Over a full market cycle, the Global Low Volatility Equity Fund seeks to achieve a return similar to that of the ACWI, but with a lower level of volatility than the ACWI. However, given that the Global Low Volatility Equity Fund’s investment strategy focuses on capital appreciation and risk, the Global Low Volatility Equity Fund’s country, sector and market capitalization exposures will typically vary from the ACWI and may cause significant performance deviations relative to the ACWI over shorter-term periods.

Principal Risks

As with any mutual fund, you could lose money on your investment in the Global Low Volatility Equity Fund, or the Global Low Volatility Equity Fund could underperform other investments. An investment in the Global Low Volatility Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

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An investment in the Global Low Volatility Equity Fund may be subject to the following principal risks:

Stock Market Risk — The market value of the Global Low Volatility Equity Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Equity Securities Risk — The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. Investments in depositary receipts presents many of the risks of foreign investing.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Global Low Volatility Equity Fund’s investments denominated in foreign currencies or reduce the returns of the Global Low Volatility Equity Fund.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability.

Geographic Focus Risk — To the extent the Global Low Volatility Equity Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Global Low Volatility Equity Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Global Low Volatility Equity Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Global Low Volatility Equity Fund could lose money investing in an ETF.

REIT Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

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Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Global Low Volatility Equity Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Global Low Volatility Equity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Global Low Volatility Equity Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the Global Low Volatility Equity Fund intends to invest and the principal risks associated with each of them:

Futures — The risks associated with the Global Low Volatility Equity Fund’s use of futures contracts include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Global Low Volatility Equity Fund has insufficient cash to meet margin requirements, the Global Low Volatility Equity Fund may need to sell other investments, including at disadvantageous times.

Options — An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A fund that purchases options is subject to the risk of a complete loss of premiums. The use of options for risk management or hedging purposes may not be successful, resulting in losses to the Global Low Volatility Equity Fund. In addition, the cost of hedging may reduce the Global Low Volatility Equity Fund’s returns.

Forwards — Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Global Low Volatility Equity Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Global Low Volatility Equity Fund will not receive any benefit of CFTC regulation when trading forwards.

Credit Risk — Derivatives involving a counterparty are subject to credit risk. This is the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments, or otherwise honor its obligations. The degree of credit risk depends on the counterparty’s financial condition and on the terms of the derivative instrument.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Global Low Volatility Equity Fund’s ability to dispose of the underlying securities. The Global Low Volatility Equity Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Global Low Volatility Equity Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Global Low Volatility Equity Fund could experience a loss.

Liquidity Risk — This is the risk that certain securities that the Global Low Volatility Equity Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the Global Low Volatility Equity Fund may not achieve its investment objective.

Performance

The following bar chart and table illustrate the risks of investing in the Global Low Volatility Equity Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the Global Low Volatility Equity Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course,

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past performance is not necessarily an indication of how the Global Low Volatility Equity Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Global Low Volatility Equity Fund — Institutional Class

Year-to-date return as of 3/31/18: -2.19%

For the period covered by the bar chart, the highest and lowest quarterly returns were 4.98% (for the quarter ended 03/31/2017) and -2.91% (for the quarter ended 6/30/15), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17

Global Low Volatility Equity Fund	1 Year	Since Inception (March 21, 2013)
Institutional Class
Return Before Taxes	13.52%	9.15%
Return After Taxes on Distributions	13.32%	7.87%
Return After Taxes on Distributions And Sale of Fund Shares	8.29%	6.88%
Advisor Class
Return Before Taxes	13.20%	9.07%
MSCI All Country World Index (Net Dividends-USD) (reflects no deduction for expenses, fees or taxes)	23.97%	10.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the Global Low Volatility Equity Fund’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the Global Low Volatility Equity Fund appear in the table below.

Portfolio Manager	Title	Length of Service with the Fund
Jean Masson, Ph.D.	Portfolio Manager, TDAM	Since inception
Yuriy Bodjov, M.Sc., CFA	Portfolio Manager, TDAM	Since inception
Julien Palardy	Portfolio Manager, TDAM	Since December 2015

For information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 13 of the Prospectus.

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Epoch U.S. Small-Mid Cap Equity Fund

Investment Objective

The Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Small-Mid Cap Equity Fund.

	Institutional Class	Advisor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%	0.80%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.35%	0.35%
Total Annual Fund Operating Expenses	1.15%	1.40%
Fee Waivers and/or Expense Reimbursements(1)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%

(1)	TDAM USA Inc., the U.S. Small-Mid Cap Equity Fund’s investment manager (“TDAM”), has contractually agreed to limit the U.S. Small-Mid Cap Equity Fund’s Total Annual Fund Operating Expenses to 1.00% for the Institutional Class and 1.25% for the Advisor Class of the U.S. Small-Mid Cap Equity Fund at least through May 31, 2019. This limit excludes certain expenses, including any Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses. TDAM is entitled to recoup from the U.S. Small-Mid Cap Equity Fund any waivers and/or reimbursements made pursuant to this contractual agreement, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the U.S. Small-Mid Cap Equity Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed. This contract may not be terminated before May 31, 2019 unless approved by the U.S. Small-Mid Cap Equity Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the U.S. Small-Mid Cap Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Small-Mid Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Small-Mid Cap Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$350	$618	$1,384
Advisor Class	$127	$428	$752	$1,667

Portfolio Turnover

The U.S. Small-Mid Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating

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Expenses or in the Example, affect the U.S. Small-Mid Cap Equity Fund’s performance. During the most recent fiscal year ended January 31, 2018, the U.S. Small-Mid Cap Equity Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the U.S. Small-Mid Cap Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small- and mid-capitalization U.S. companies. For purposes of this 80% policy, U.S. companies are defined as companies organized in the U.S. or those whose securities trade primarily in U.S. securities markets. The U.S. Small-Mid Cap Equity Fund considers small-and mid-capitalization companies to be those with a market capitalization of less than $7.5 billion at the time of purchase. Some companies may fall outside the definition of a small- or mid-capitalization company after the U.S. Small-Mid Cap Equity Fund has purchased their securities. These companies continue to be considered small- or mid-capitalization, as applicable, for purposes of the U.S. Small-Mid Cap Equity Fund’s 80% policy. In addition, the U.S. Small-Mid Cap Equity Fund may invest in companies of any size once the 80% policy is met. Equity securities include common stock, depositary receipts, and units of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”).

The U.S. Small-Mid Cap Equity Fund invests primarily in equity securities of U.S. companies, but may invest up to 15% of its net assets in equity securities of foreign companies, either directly or through depositary receipts. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The U.S. Small-Mid Cap Equity Fund may also invest up to 20% of its net assets, in the aggregate, in high quality money market securities and repurchase agreements.

In selecting investments for the U.S. Small-Mid Cap Equity Fund, Epoch Investment Partners, Inc., the Fund’s subadviser (the “Subadviser” or “Epoch”), seeks to identify companies with the ability to generate free cash flow, effectively allocate capital and generate returns for shareholders. Among the specific factors considered by the Subadviser in analyzing a company are:

•	ability to generate free cash flow;
•	use of capital;
•	strength of the company’s management team; and
•	success in generating returns for shareholders.

The Subadviser may sell a security for a variety of reasons, including because:

•	the security has reached its target price;
•	its view of the company has changed;
•	it sees the investment thesis failing to materialize; or
•	it has identified another investment opportunity with a better risk-reward profile.

Principal Risks

As with any mutual fund, you could lose money on your investment in the U.S. Small-Mid Cap Equity Fund, or the U.S. Small-Mid Cap Equity Fund could underperform other investments. An investment in the U.S. Small-Mid Cap Equity Fund is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the U.S. Small-Mid Cap Equity Fund may be subject to the following principal risks:

Stock Market Risk — The market value of the U.S. Small-Mid Cap Equity Fund’s investments will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Equity Securities Risk — The values of equity securities, such as common stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

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Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the U.S. Small-Mid Cap Equity Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the U.S. Small-Mid Cap Equity Fund could lose money investing in an ETF.

REIT Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

MLP Risk — The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. MLPs carry many of the risks inherent in investing in a partnership. Unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, unlike owners of common stock of a corporation, holders of common units of an MLP may have more limited control and limited rights to vote on matters affecting the MLP and have no ability to elect directors annually. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLP Tax Risk — Due to their federal income tax treatment as partnerships, MLPs typically do not pay income taxes, but MLP unit holders are generally subject to tax on their share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income. The classification of an MLP in which the U.S. Small-Mid Cap Equity Fund holds units as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to the U.S. Small-Mid Cap Equity Fund would generally be taxed as dividend income, which would materially reduce the U.S. Small-Mid Cap Equity Fund’s cash flow from such MLP unit investment.

Energy Related Risk — Although the U.S. Small-Mid Cap Equity Fund may generally invest in MLPs operating in any sector of the economy, a substantial portion of the MLPs in which the U.S. Small-Mid Cap Equity Fund invests will be engaged in businesses in the energy sector and energy-related industries (“Energy MLPs”). The performance of the U.S. Small-Mid Cap Equity Fund’s investments in Energy MLPs largely depends on the overall condition of the energy sector and is susceptible to economic, political and regulatory risks or other occurrences affecting the energy sector. For example, an Energy MLP may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of Energy MLPs are also affected by supply and demand both for their specific product or service and for energy products in general.

Liquidity Risk — This is the risk that certain securities that the U.S. Small-Mid Cap Equity Fund holds may be difficult or impossible to sell at a particular time or at an acceptable price.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. Investments in depositary receipts presents many of the risks of foreign investing.

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Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments denominated in foreign currencies or reduce the returns of the U.S. Small-Mid Cap Equity Fund.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the U.S. Small-Mid Cap Equity Fund’s ability to dispose of the underlying securities. The U.S. Small-Mid Cap Equity Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the U.S. Small-Mid Cap Equity Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the U.S. Small-Mid Cap Equity Fund could experience a loss.

Strategy Risk — If the Subadviser’s strategies do not work as intended, the U.S. Small-Mid Cap Equity Fund may not achieve its investment objective.

Performance

The following bar chart and table illustrate the risks of investing in the U.S. Small-Mid Cap Equity Fund. The bar chart shows the Institutional Class’ performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the U.S. Small-Mid Cap Equity Fund’s performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for the Institutional Class shares only. The after-tax returns for the Advisor Class will vary due to the differences in expenses applicable to that Class. Of course, past performance is not necessarily an indication of how the U.S. Small-Mid Cap Equity Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Small-Mid Cap Equity Fund — Institutional Class

Year-to-date return as of 3/31/18: -3.22%

For the period covered by the bar chart, the highest and lowest quarterly returns were 7.18% (for the quarter ended 12/31/17) and -8.16% (for the quarter ended 9/30/15), respectively.

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17

U.S. Small-Mid Cap Equity Fund	1 Year	Since Inception (May 30, 2013)
Institutional Class
Return Before Taxes	16.27%	10.54%
Return After Taxes on Distributions	14.07%	9.08%
Return After Taxes on Distributions And Sale of Fund Shares	10.03%	7.71%
Advisor Class
Return Before Taxes	16.23%	10.53%
Russell 2500 Index (reflects no deduction for expenses, fees or taxes)	16.81%	11.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager and Subadviser

TDAM USA Inc. is the U.S. Small-Mid Cap Equity Fund’s investment manager. Epoch Investment Partners, Inc. is the U.S. Small-Mid Cap Equity Fund’s subadviser.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the U.S. Small-Mid Cap Equity Fund appear in the table below.

Portfolio Manager	Title	Length of Service with the Fund
David N. Pearl	Executive Vice President, Co-Chief Investment Officer & Portfolio Manager, Epoch	Since inception
Michael A. Welhoelter, CFA	Managing Director, Co-Chief Investment Officer, Portfolio Manager & Head of Quantitative Research & Risk Management, Epoch	Since inception
Michael Caputo	Managing Director, Portfolio Manager and Senior Research Analyst, Epoch	Since January 19, 2016
Justin Howell	Managing Director, Portfolio Manager & Senior Research Analyst, Epoch	Since January 2, 2018

For information about purchase and sale of Fund shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 13 of the Prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) all or part of your shares of a Fund on any day that the Fund is open for business (normally any day when the New York Stock Exchange is open). Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. You may sell shares by phone or by mail.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds, or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement of $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions.

Tax Information

Each Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Global Low Volatility Equity Fund and the U.S. Small-Mid Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Objectives

The investment objective of each Fund is set out below:

The Global Low Volatility Equity Fund seeks to provide long-term capital appreciation with less volatility than the broad global equity markets. The U.S. Small-Mid Cap Equity Fund seeks to provide long-term capital appreciation.

The investment objective of each Fund is not fundamental and may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Principal Security Types

The principal types of investments in which the Funds may invest are described in this section. The table below indicates the principal types of investments in which each Fund may invest. Additional information about such investments and the other types of investments in which the Funds may invest is contained under the “Investment Policies and Restrictions” section in the Statement of Additional Information (“SAI”).

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	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Depositary Receipts	•	•
Derivatives	•
Equity Securities	•	•
Exchange-Traded Funds	•	•
Foreign Securities	•	•
Forward Contracts	•
Futures Contracts	•
Master Limited Partnerships		•
Money Market Securities	•	•
Options	•
Preferred Stock	•
Real Estate Investment Trusts	•	•
Repurchase Agreements	•	•

Depositary receipts are receipts typically issued by a bank or trust company that evidence underlying securities issued by a foreign corporation. American Depositary Receipts (ADRs) are receipts typically issued by an American bank or trust company. European Depositary Receipts (EDRs) (issued in Europe) and Global Depositary Receipts (GDRs) (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Derivatives are financial contracts whose value depends on, or is derived from, the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.

Equity Securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Exchange-traded funds are generally investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities generally designed to track a particular market segment or index.

Foreign securities are issued by companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets, or governments located outside of the U.S. Foreign securities may include securities issued by companies organized in, or governments of, emerging market countries. Foreign securities include non-U.S. dollar-denominated securities and may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities.

Forward contracts are individually negotiated obligations to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

Futures contracts are exchange-traded contracts that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index.

Master Limited Partnerships (“MLPs”) are limited partnerships that are operated under the supervision of one or more managing general partners. The ownership interests/common units of an MLP are listed and publicly traded on U.S. securities exchanges or in the over-the-counter market. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as income and gain from certain mineral or natural resources activities or from the transportation or storage of certain fuels. In order to so qualify, most MLPs operate in the energy, natural resources, or real estate sectors. Although the U.S. Small-Mid Cap Equity Fund may generally invest in MLPs operating in any sector of the economy, a substantial portion of the MLPs in which the Fund

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invests will be engaged in businesses in the energy sector involving the extraction and transportation oil and natural gas (e.g., pipelines, storage and processing plants).

Money market securities are debt obligations with a term to maturity of less than one year issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument.

Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Real estate investment trusts are like corporations, except that they do not pay income taxes if they meet certain tax requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income — most of which comes from rents, mortgages and gains on sales of property — to shareholders.

Repurchase agreements are agreements under which a Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Principal Risks

The principal risks of each Fund are identified in the Summary sections and are described in this section. Each Fund may also be subject to other risks described below. The table below indicates the principal risks applicable to each Fund. Each Fund may be subject to risks other than those identified and described below because the types of investments made by a Fund can change over time. Additional information about such principal and additional risks is contained under the “Investment Policies and Restrictions” section in the SAI.

	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Credit Risk	•
Cyber Security Risk	•	•
Derivatives Risk	•
Forwards	•
Futures	•
Options	•
Emerging Markets Risk	•
Equity Securities Risk	•	•
Exchange-Traded Funds Risk	•	•
Foreign Currency Risk	•	•
Foreign Securities Risk	•	•
Geographic Focus Risk	•
Liquidity Risk	•	•
Master Limited Partnership Risk		•
Operational Risk	•	•
Preferred Stock Risk	•
REIT Risk	•	•
Repurchase Agreements Risk	•	•
Small and Medium Capitalization Companies Risk	•	•
Stock Market Risk	•	•
Strategy Risk	•	•

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Credit Risk — Fixed income investments, such as bonds, and derivatives involving a counterparty, involve credit risk. This is the risk that the issuer or guarantor of a fixed income instrument or the counterparty to a derivatives contract will be unable or unwilling to make timely payments of principal, interest or settlement payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s, guarantor’s or counterparty’s financial condition and on the terms of the fixed income or derivative instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income instruments. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Not all U.S. government and agency securities are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Cyber Security Risk — As the use of the internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, index or other investment. The Global Low Volatility Equity Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives can be highly volatile and involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying asset, reference rate, index or other investment. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. In addition, the success of a derivatives transaction could depend on the ability of the Investment Manager to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. If the value of a derivative does not correlate well with the particular asset, reference rate, index or other investment to which the derivative is intended to provide exposure, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting gains in other investments. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Global Low Volatility Equity Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives and the principal risks associated with each of them:

Forwards — Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Global Low Volatility Equity Fund faces the risk that its counterparties may not perform their obligations. This risk may cause some or all of the Fund’s gains to be lost. At times, certain market makers have refused to quote prices for forward contracts, or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and sell. If this occurs, the Investment Manager may be unable to effectively use its forward trading strategies, and the Fund could experience significant losses. See “Liquidity Risk” below. Forward contracts, unlike exchange-traded futures contracts, are not regulated by the CFTC. Therefore, the Global Low Volatility Equity Fund will not receive any benefit of CFTC regulation when trading forwards.

Futures — The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Global Low Volatility Equity

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Fund, and the prices of Fund shares, may be subject to greater volatility, as a result of the Fund’s use of futures contracts. The risks associated with the Global Low Volatility Equity Fund’s use of futures contracts include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) the underlying asset may not perform the way the Investment Manager expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contract at a time which is advantageous.

Options — An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A fund that purchases options is subject to the risk of a complete loss of premiums. The use of options for risk management or hedging purposes may not be successful, resulting in losses to the Fund. In addition, the cost of hedging may reduce the Fund’s returns.

Emerging Markets Risk — While investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, these risks are heightened with respect to investments in emerging market countries, where there is an even greater amount of economic, political and social instability. Emerging markets typically have less economic development, market structure and depth of regulatory oversight than developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Equity Securities Risk — The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Funds Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. As a shareholder of an ETF, a Fund would bear, along with other shareholders, its pro rata portion of the ETF’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Foreign Currency Risk — Foreign currency risk is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Fund’s investments or reduce the returns of the Fund. Generally, when the U.S. dollar rises in value against another country’s currency, a Fund’s investment in that country loses value because its currency is worth fewer U.S. dollars. Adverse changes in currency exchange rates may erode or reverse any potential gains from a Fund’s investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, market, economic, political, regulatory, geopolitical or other conditions. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions. Funds that invest directly in foreign currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

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Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts. Foreign markets are also subject to differing custody and settlement practices and different bankruptcy laws than those in the United States, which may result in lower recoveries for investors. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened. Finally, foreign securities investments are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, an investment in that country loses value because its currency is worth fewer U.S. dollars. Investments in depositary receipts present many of the risks of foreign investing.

Geographic Focus Risk — To the extent a Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

Liquidity Risk — Liquidity risk exists when particular investments are difficult or impossible to sell at a particular time or at an advantageous price. This may require a Fund to dispose of these or other investments at unfavorable times or prices in order to satisfy its obligations, in which case the Fund may suffer a loss. Liquid investments may become illiquid or relatively less liquid after purchase under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Master Limited Partnerships Risk — The interests or “units” of an MLP are listed and traded on securities exchanges or in the over-the-counter market and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments in MLPs could expose the U.S. Small-Mid Cap Equity Fund to liquidity risk to the extent MLP units trade infrequently and in limited volume. Investments in MLPs could also expose the Fund to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. MLPs carry many of the risks inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations and, therefore, unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, MLP unit holders may have limited control and limited voting rights on matters affecting the partnership. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLP Tax Risk — The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Due to their federal income tax treatment as partnerships, MLPs typically are not subject to federal or state income tax at the partnership level. Instead, the annual income, gains, losses, deductions and credits of an MLP pass through directly to its unit holders, and each unit holder is generally taxed on its share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to the Fund would generally be taxed as dividend income, which would materially reduce the Fund’s cash flow from such an MLP unit investment. Thus, if any of the MLPs owned by the Fund were

18

treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income.

Energy Related Risk — The U.S. Small-Mid Cap Equity Fund focuses its investments in MLPs operating in the energy sector and energy-related industries (“Energy MLPs”). The performance of the Fund’s investments in Energy MLPs largely depends on the overall condition of the energy sector and is susceptible to economic, political and regulatory risks or other occurrences affecting the energy sector. For example, an Energy MLP may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of Energy MLPs are also affected by supply and demand both for their specific product or service and for energy products in general.

Operational Risk — An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.

Real Estate Investment Trusts Risk — Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, changes in regional and national economic conditions, increases in property taxes and changes in interest rates. An individual REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequence.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. A Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

Small and Medium Capitalization Companies Risk — Smaller and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Stock Market Risk — The market value of stocks will fluctuate as the stock markets fluctuate. Stock prices may decline in response to adverse economic, industry, political or regulatory developments.

Strategy Risk — If the strategies of the Investment Manager or Subadviser, as applicable, do not work as intended, the Fund may not achieve its investment objective. In addition, various securities may be held by a Fund through adverse markets rather than being sold. This could cause a Fund to have deeper losses during down markets than a fund that has invested in similar securities but does not seek reduced turnover.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”). Shares of the U.S. Small-Mid Cap Equity Fund are currently only sold directly by the Fund or through the following Financial Intermediaries: TD Private Client Wealth LLC and TD Bank, N.A. and TD Ameritrade, Inc.

Balance Minimums. Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1)	For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.
(2)	For the Advisor Class, a combined initial purchase and minimum account balance requirement of $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, each Fund reserves the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions. The initial purchase and minimum balance requirements do not apply to purchases of shares by officers and directors of the Company.

Fund Business Days. A “Fund Business Day” is any day that a Fund is open for business. Each Fund is generally open for business on each day the New York Stock Exchange (the “NYSE”) is open for regular trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the relevant Fund. Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent (as defined below) toll-free at (866) 416-4031 annually to update your address information as needed to ensure your account remains in active status. If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

How to Buy Shares

You may purchase shares from a Fund or Financial Intermediary on any Fund Business Day. Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund or Financial Intermediary. There are no sales charges to buy shares of a Fund.

A Fund or Financial Intermediary must receive your purchase order and payment prior to the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on any Fund Business Day in order for it to be priced at that day’s offering price. If your request is received after that time, it will be priced at the next Fund Business Day’s offering price.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

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Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdassetmanagementusa.com or call (866) 416-4031. Mail the completed application, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the applicable Fund, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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How to Sell Shares

You may sell (redeem) your shares from a Fund or a Financial Intermediary on any Fund Business Day. Shares are sold (redeemed) at the next NAV per share calculated after a redemption request is received by a Fund or Financial Intermediary.

A Fund or Financial Intermediary must receive your redemption request prior to the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on any Fund Business Day in order for it to be priced at that day’s offering price. If your request is received after that time, it will be priced at the next Fund Business Day’s offering price.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

For redemptions directly from a Fund, redemption proceeds will normally be sent the business day after the trade date.

By Mail

Redemption requests should reference the applicable Fund and Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order.” During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, such as the Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). For certain non-financial transactions, the Transfer Agent accepts the STAMP’s Signature Validation Program (SVP) stamp rather than a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

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By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account. For shares sold through your Financial Intermediary, your redemption proceeds typically will be sent one to two business days after your redemption request is submitted, but in any event, within seven days.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

Meeting Redemption Requests

Under normal and stressed market conditions, each Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

How to Exchange Between Funds

Shares of each class of a Fund may be exchanged for shares of the same class in the other Fund or for shares of the same class of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund.

An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. Exchange orders may be placed with a Fund or a Financial Intermediary. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM USA Inc. website at www.tdassetmanagementusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

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For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of a Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. Each Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on each Fund Business Day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board on at least an annual basis (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. A Fund may invest in securities that are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the value of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Funds’ NAVs. Accordingly, each Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures. As necessary, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Each Fund believes that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if the Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in the Fund’s shares.

Because each Fund may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund’s share value may change on days when stockholders will not be able to purchase or redeem such Fund’s shares. In addition, trading in some of a Fund’s portfolio securities may not occur on days when the Fund is open for business.

Each Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Fund in the manner described under “How to Buy and Sell Shares.”

Dividends and Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Such dividends, if any, are normally (i) declared and paid quarterly by the U.S. Small-Mid Cap Equity Fund and (ii) declared and paid annually by the Global Low Volatility Equity Fund. Each Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net investment income, if any, is paid at least annually. In the event the Board changes the distribution policy, shareholders will be notified. Net capital gains, if any, realized by a Fund will

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be distributed at least annually. In addition, more frequent distributions of net investment income dividends or net realized capital gains may be made by a Fund at the discretion of the Board. Unless a shareholder elects payment in cash, all net investment income and capital gains distributions of each Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the distribution. A shareholder should contact the applicable Fund or Financial Intermediary in order to elect to receive distributions in cash.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

If you purchase shares shortly before a distribution, you will be taxed on the distribution, even though it represents a return of your investment, net of Fund fees and expenses. To avoid this result, check the Fund’s distribution schedule before you invest.

Taxes

Dividends derived from dividend income, taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even if reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the long-term capital gain tax rates applicable to certain dividends.

Distributions to individuals and other noncorporate shareholders of investment income reported by a Fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a Fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares for the lower tax rates to apply. The top marginal rate for ordinary income is 37%.

Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a Fund, provided certain holding period and other requirements are met.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Direct investments in foreign securities held by a Fund may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would generally be decreased. If at the end of its fiscal year more than 50% of the value of a Fund’s total assets consists of stocks or securities of foreign corporations, the Fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid. Any investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. If you invest in a Fund through a taxable account, your after-tax return could be negatively impacted.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

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Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the Funds designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Because excessive purchase and redemption transactions can disrupt management of a Fund and increase the Fund’s costs for all shareholders, the Board has adopted a policy and procedures designed to detect and discourage frequent trading. Under the policy and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Fund. In addition to the policy and procedures, each Fund reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, each Fund reserves the right to reject a purchase order from any investor or Financial Intermediary that the Fund has reason to believe could be a frequent trader.

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The policy and procedures do not apply to the following:

•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Transfers and re-registrations of shares within the Fund.
•	Purchases of shares by asset transfer.
•	Section 529 college savings plans.
•	Certain approved institutional portfolios and asset allocation programs, including:
•	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing;
•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Participants in Employer-Sponsored Defined Contribution Plans

For participants in employer-sponsored defined contribution plans, the frequent trading policy and procedures do not apply to:

•	Purchases of shares with participant payroll or employer contributions or loan repayments.
•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Distributions, loans, and in-service withdrawals from a plan.
•	Redemptions of shares as part of a plan termination or at the direction of the plan.
•	Redemptions of shares to pay account fees.
•	Share or asset transfers or rollovers.
•	Re-registrations of shares.
•	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing.
•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Accounts Held by Institutions (Other than Defined Contribution Plans)

Each Fund will systematically monitor for frequent trading in institutional clients’ accounts. If a Fund detects suspicious trading activities, it will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy described above, prohibiting a client’s purchases of Fund shares.

Accounts with Financial Intermediaries

If an investor invests in a Fund through an account with a Financial Intermediary, the Financial Intermediary will establish an omnibus account with the Fund for all of its clients. As a result, a Fund cannot always monitor the trading activity of the individual clients. However, each Fund reviews trading activity at the omnibus level, and if it detects suspicious activity, it will investigate and take appropriate action. If necessary, a Fund may prohibit additional purchases of Fund shares by certain of a Financial Intermediary’s clients.

Agreements between each Fund and Financial Intermediaries require Financial Intermediaries to provide the Fund, upon written request by the Fund, with certain information regarding Fund shareholders and transactions in Fund shares. Such information will be used by the Fund in identifying investors who engage in a pattern of frequent trading.

Financial Intermediaries may also monitor their clients’ trading activities in the Fund. Shareholders who invest through omnibus accounts may be subject to the policy and procedures of their financial intermediaries with respect to excessive trading.

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Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ respective portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM USA Inc. website at www.tdassetmanagementusa.com. Each Fund’s complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdassetmanagementusa.com) as of the end of each calendar quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Fund’s calendar quarter-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is each Fund’s investment manager. The Investment Manager provides investment supervisory and business management services to the Funds, including monitoring the investment programs for the Funds, and selecting and supervising the subadviser(s) for the Funds, if applicable. The Investment Manager also provides day-to-day investment management services to the Global Low Volatility Equity Fund. The Subadviser (defined below) is responsible for providing day-to-day investment management services to the U.S. Small-Mid Cap Equity Fund.

The Global Low Volatility Equity Fund pays a management fee to the Investment Manager for its services at the annual rate of 0.70% of its average daily net assets. The U.S. Small-Mid Cap Equity Fund pays a management fee to the Investment Manager for its services at the annual rate of 0.80% of its average daily net assets. The Investment Manager from time to time may assume certain expenses of a Fund (or waive its fees), which would have the effect of increasing returns to investors during the period of the expense reduction. Unless otherwise noted, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended January 31, 2018, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.11% (after waivers) with respect to the Global Low Volatility Equity Fund and 0.71% (after waivers) with respect to the U.S Small-Mid Cap Equity Fund.

Pursuant to an Expense Limitation Agreement, TDAM has contractually agreed to waive fees and/or reimburse expenses for the Institutional Class and the Advisor Class of each Fund, in the amounts set forth in the Funds’ SAI and as described in the footnotes to the fee tables contained in this Prospectus. Any waivers and/or reimbursements made by TDAM with respect to a Fund are subject to recoupment from the Fund within two years after the end of the fiscal year during which such fees were waived or expenses reimbursed, provided that such recoupment does not cause any class of any Fund to exceed the applicable contractual expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

TDAM and its affiliates may also, from time to time, voluntarily waive or reimburse all or a part of a Fund’s operating expenses.

The Investment Manager, not the Funds, is responsible for compensating the Subadviser.

A discussion regarding the basis of the Board’s approval of the investment advisory and subadvisory contracts of the Funds, as applicable, is available in the Funds’ semi-annual report to shareholders dated July 31, 2017.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2018 had total assets under management of approximately $11 billion.

Subadviser

Epoch Investment Partners, Inc. (the “Subadviser” or “Epoch”), an affiliate of TDAM, serves as subadviser to the U.S. Small-Mid Cap Equity Fund and implements the investment program for the U.S. Small-Mid Cap Equity Fund. As of January 31, 2018, Epoch managed approximately $51 billion in assets. Epoch’s principal offices are located at 399 Park Avenue, New York, NY 10022.

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Portfolio Managers

The business experience during the past 5 years of the persons who are primarily responsible for the day-to-day management of the Funds appears in the table below.

Global Low Volatility Equity Fund

Portfolio Manager	Business Experience During Last 5 Years
Jean Masson, Ph.D., Portfolio Manager, TDAM	Mr. Masson joined TDAM in 1997 and currently leads TDAM’s Quantitative Equity Team. He is involved in the modeling, research, and management of various quantitative strategies including Low Volatility Equities, Passive Equities, and Systematic Alpha Equities. Prior to joining TDAM, Mr. Masson spent 10 years teaching Finance and conducting research at the University of Ottawa and Washington University in St. Louis. His areas of specialization included econometric methods, derivatives, and market microstructure. Mr. Masson holds M.Sc. and Ph.D. degrees in Finance from the University of Rochester and B.A. and M.A. degrees in Economics from Simon Fraser University.

Yuriy Bodjov, M.Sc., CFA, Portfolio Manager, TDAM	Mr. Bodjov joined TDAM in January 2008. He is responsible for the research and development of low volatility, absolute return and derivatives strategies and quantitative risk modeling. Mr. Bodjov has more than ten years of portfolio management experience. From 2004 through 2008, he was director and portfolio manager at the Caisse de dépôt et placement du Québec where he managed tactical asset allocation strategies. Prior to that, Mr. Bodjov was portfolio manager of U.S. and international equities at Fiera Capital and Elantis Investment Management and fixed income portfolios at Baker Gilmore and Associates. He worked also as a senior consultant at BARRA International. Mr. Bodjov has Master’s degrees in Economics from the University of National and World Economy in Sofia, Bulgaria and from the Université du Québec à Montréal. Mr. Bodjov is a CFA charterholder.

Julien Palardy, Portfolio Manager, TDAM	Mr. Palardy joined TDAM in July 2006. He is the lead portfolio manager for TDAM’s quantitative equity funds, which include the systematic alpha and low volatility funds. Previously, Mr. Palardy co-managed TDAM’s institutional asset allocation mandates, conducted research and designed forecasting models for strategic and tactical asset allocation, built quantitative equity strategies for North American and Global long-only and North American market neutral funds, and built quantitative fixed income strategies for Canadian and Global bond funds. Prior to joining TDAM, he worked as a developer and analyst at a hedge fund management firm and as a computer security consultant at a large energy firm. Mr. Palardy holds a Master in Applied Financial Economics from HEC Montreal and is a CFA charterholder.

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U.S. Small-Mid Cap Equity Fund

Portfolio Manager	Business Experience During Last 5 Years
Michael Caputo Managing Director, Epoch	Mr. Caputo joined Epoch in 2016 and is a Managing Director, portfolio manager and senior research analyst. Mr. Caputo is a portfolio manager for Epoch’s U.S. Small Cap Value and U.S. SMID Cap Value strategies. Prior to joining Epoch in 2016, Michael spent over thirteen years at Cramer Rosenthal McGlynn, most recently as a portfolio manager and senior research analyst. Before Cramer Rosenthal McGlynn, Michael was a vice president in Corporate Finance at Morgan Stanley. Michael earned a BA from the University of Notre Dame and an MBA from the University of Pennsylvania Wharton Graduate School of Business.

Justin Howell, Managing Director, Epoch	Mr. Howell joined Epoch in 2012 and is a Managing Director, portfolio manager and senior research analyst. Prior to joining Epoch in 2012, Justin spent nine years at JPMorgan Chase as a research analyst. Justin has experience in the consumer, financial services and healthcare services sectors. Previously he worked in the research department at FTN Midwest Research. Justin earned a BA in Business Administration from the University of Michigan.

David N. Pearl, Executive Vice-President, Co-Chief Investment Officer, Epoch	Mr. Pearl co-founded Epoch in 2004 where he is Executive Vice President and Co-Chief Investment Officer. He is a portfolio manager for Epoch’s U.S. investment strategies. Prior to co-founding Epoch, Mr. Pearl was a Managing Director and portfolio manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING, Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, Mr. Pearl was an officer and senior analyst of BEA Associates, predecessor to Credit Suisse Asset Management — Americas. Mr. Pearl holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.

Michael A. Welhoelter, CFA, Managing Director, Epoch	Mr. Welhoelter joined Epoch in 2005 and is a Co-Chief Investment Officer, Managing Director, portfolio manager and head of quantitative research and risk management. Mr. Welhoelter is Epoch’s Chief Risk Officer and he is responsible for integrating risk management into the investment process across all of Epoch’s strategies. Prior to joining Epoch, Mr. Welhoelter was a Director and portfolio manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (“CSAM”), where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Before joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Funds is available in the Funds’ SAI.

Administrator

As administrator, TDAM provides certain services to the Funds. For its services as administrator, TDAM is entitled to receive from each Fund an annual fee, payable monthly, of 0.05% of the Fund’s average daily net assets. TDAM has entered into an agreement with SEI Investments Global Funds Services (“SEI”) whereby SEI performs certain administrative services for the Funds. TDAM pays SEI’s fees for providing these services.

30

Distributor

SEI Investments Distribution Co. (“SIDCO”) acts as distributor of the Funds’ shares.

Shareholder Services and Distribution (12b-1) Plan and Other Distribution Arrangements

Each Fund’s Shareholder Services and Distribution Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “12b-1 Plan”), permits the Advisor Class of each Fund to pay from its assets a service and distribution fee at an annual rate not exceeding 0.25% of the average daily net asset value of the Advisor Class (“12b-1 Fees”) to one or more principal underwriters, broker-dealers, other Financial Intermediaries, financial institutions (which may include banks), and others (collectively, “Servicing Parties”) that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). The 12b-1 Fees paid by the Advisor Class of each Fund are computed and accrued daily and are paid by the Advisor Class in an amount equal to the amount owed to a Servicing Party pursuant to the terms of the Rule 12b-1 Agreements. Because the 12b-1 Fees are paid out of the assets of the Advisor Class of each Fund on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TDAM, as the investment manager and administrator of each Fund, or any successor investment manager or administrator, or an affiliate of the foregoing, may use its management or administration fee revenues, past profits or its resources from any other source, to make payments to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of a Fund’s shares, and other distribution-related services or shareholder servicing activities. Any payments made by TDAM (or any successor investment adviser or administrator) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to the 12b-1 Plan as described above.

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FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the indicated years/periods. Certain information reflects financial results for a single share of a Fund. The total return amounts in the table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available by visiting www.tdassetmanagementusa.com.

TD Global Low Volatility Equity Fund

	Institutional Class(2)
For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.08	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.258	0.193	0.224	0.269	0.201
Net realized and unrealized gain (loss) on investments	1.346	1.020	(0.392)	1.575	0.073
Total from operations	1.604	1.213	(0.168)	1.844	0.274
Dividends from net investment income	(0.148)	(0.233)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.066)	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.214)	(0.233)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$12.47	$11.08	$10.10	$11.12	$10.05
Total investment return†	14.50%	12.01%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$37,351	$35,611	$13,634	$12,935	$10,394
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.55%	1.84%	2.67%	2.50%	2.85%‡
Ratio of net investment income to average net assets	2.16%	1.76%	2.02%	2.46%	2.28%‡
Portfolio turnover rate	13%	28%	28%	11%	11%

TD Global Low Volatility Equity Fund

	Advisor Class(3)
For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.07	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.235	0.151	0.224	0.271	0.202
Net realized and unrealized gain (loss) on investments	1.343	1.041	(0.392)	1.573	0.072
Total from operations	1.578	1.192	(0.168)	1.844	0.274
Dividends from net investment income	(0.112)	(0.222)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.066)	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.178)	(0.222)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$12.47	$11.07	$10.10	$11.12	$10.05
Total investment return†	14.27%	11.80%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$983	$914	$117	$120	$102
Ratio of net expenses to average net assets	1.15%	1.12%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.79%	1.84%	2.92%	2.75%	3.09%‡
Ratio of net investment income to average net assets	1.97%	1.36%	2.03%	2.47%	2.28%‡
Portfolio turnover rate	13%	28%	28%	11%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

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FINANCIAL HIGHLIGHTS (concluded)

Epoch U.S. Small-Mid Cap Equity Fund

	Institutional Class(2)
For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.57	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.052	0.019	0.123	0.032	0.019
Net realized and unrealized gain (loss) on investments	1.860	2.929	(1.008)	0.522(4)	1.141
Total from operations	1.912	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.066)	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.776)	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.842)	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$13.64	$12.57	$9.69	$11.02	$11.07
Total investment return†	15.49%	30.55%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$94,776	$103,812	$88,602	$59,218	$5,982
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.15%	1.13%	1.12%	3.13%	3.95%‡
Ratio of net investment income to average net assets	0.40%	0.17%	1.08%	0.28%	0.26%‡
Portfolio turnover rate	71%	77%	50%	29%	16%

Epoch U.S. Small-Mid Cap Equity Fund

	Advisor Class(3)
For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.57	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.047	0.016	0.126	0.049	0.019
Net realized and unrealized gain (loss) on investments	1.860	2.932	(1.011)	0.505(4)	1.141
Total from operations	1.907	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.061)	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.776)	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.837)	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$13.64	$12.57	$9.69	$11.02	$11.07
Total investment return†	15.45%	30.54%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$175	$148	$112	$116	$112
Ratio of net expenses to average net assets	1.03%	1.02%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.40%	1.39%	1.37%	3.57%	4.22%‡
Ratio of net investment income to average net assets	0.36%	0.14%	1.10%	0.42%	0.26%‡
Portfolio turnover rate	71%	77%	50%	29%	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0.

33

FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this Prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031

Internet site: http://www.tdassetmanagementusa.com

Text-only versions of the Funds’ Prospectus can be viewed online or downloaded from TDAM (http://www.tdassetmanagementusa.com). The Funds’ Prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA07

TD Asset Management

PROSPECTUS

May 31, 2018

TD Asset Management USA Funds Inc.

Fixed Income Portfolio Shares
    - TD 1- to 5-Year Corporate Bond Portfolio (TDFPX)
    - TD 5- to 10-Year Corporate Bond Portfolio (TDFSX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
                     NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

TD ASSET MANAGEMENT USA FUNDS INC.

TABLE OF CONTENTS

2

SUMMARY

TD 1- to 5-Year Corporate Bond Portfolio

Investment Objective

The TD 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Portfolio”) seeks to provide current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the 1- to 5-Year Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Portfolio Operating Expenses	0.38%
Fee Waivers and/or Expense Reimbursements(1)	(0.38)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.00%

(1)	TDAM USA Inc., the 1- to 5-Year Portfolio’s investment manager (“TDAM”), has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the 1- to 5-Year Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses.
(2)	You should be aware that the 1- to 5-Year Portfolio is an investment option for clients participating in certain “wrap fee” or other separately managed account programs. Wrap fee program participants pay a “wrap fee” to the program sponsor, which in certain cases may be an affiliate of TDAM, which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap fee or other program brochure provided to you by your program sponsor. The brochure is required to include information about the fees charged to you under the program and the fees paid by the sponsor to TDAM and other investment advisers for providing strategies under the program pursuant to which client accounts may be managed. Clients that select certain strategies which are managed by TDAM will have a portion of their account assets invested in the 1- to 5-Year Portfolio.

Example

This Example is intended to help you compare the cost of investing in the 1- to 5-Year Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the 1- to 5-Year Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the 1- to 5-Year Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
1- to 5-Year Portfolio	$0	$0	$0	$0

Portfolio Turnover

The 1- to 5-Year Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the 1- to 5-Year Portfolio’s performance. During the most recent fiscal year ended January 31, 2018, the portfolio turnover rate of the 1- to 5-Year Portfolio was 40% of the average value of its portfolio.

3

Principal Investment Strategies

Under normal circumstances, the 1- to 5-Year Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate bonds with a term to maturity of between 1 and 5 years. For purposes of such policy, “bonds” include bonds, debentures, notes and zero coupon obligations.

The 1- to 5-Year Portfolio currently anticipates that it will only purchase bonds that are, at the time of investment, rated investment grade (BBB- or above by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Inc. (“Fitch”) or Baa3 or above by Moody’s Investors Service, Inc. (“Moody’s”)) or their unrated equivalents. The 1- to 5-Year Portfolio may invest up to 30% of its total assets in the bonds of foreign issuers, provided that such bonds are issued in the U.S. and are denominated in U.S. dollars (“Yankee bonds”).

The 1- to 5-Year Portfolio may also invest in Treasury bills and debt securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, obligations issued or guaranteed by international or supranational entities, municipal securities (including, but not limited to, Build America Bonds), mortgage-backed and asset-backed securities and term deposits. A supranational entity is an international organization or agency which transcends national boundaries and is formed and/or supported by multiple governmental or quasi-governmental organizations. The 1- to 5-Year Portfolio may also invest in exchange-traded funds (“ETFs”) that provide exposure to investment grade bonds.

The 1- to 5-Year Portfolio may also invest in derivatives, such as credit default swaps and interest rate futures. The 1- to 5-Year Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The 1- to 5-Year Portfolio may use interest rate futures to increase returns or hedge against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions.

The 1- to 5-Year Portfolio may invest in repurchase agreements and other money market securities, which may serve as collateral for the 1- to 5-Year Portfolio’s derivatives investments and/or earn income for the 1- to 5-Year Portfolio.

The 1- to 5-Year Portfolio’s portfolio is constructed using a “bottom-up” strategy under which TDAM USA Inc., the 1- to 5-Year Portfolio’s investment manager (“TDAM” or the “Investment Manager”), uses credit and yield curve analysis to identify securities that TDAM believes will add value and enhance long-term performance, and at the same time manage risk. The Investment Manager will allocate the 1- to 5-Year Portfolio’s assets across different market sectors and maturities, based on its view of the relative value of each sector or maturity. The 1- to 5-Year Portfolio may sell securities for a variety of reasons, such as to adjust its portfolio’s average maturity, duration, or credit quality or to shift assets into and out of different market sectors.

Principal Risks

As with any mutual fund, you could lose money on your investment in the 1- to 5-Year Portfolio, or the 1- to 5-Year Portfolio could underperform other investments. An investment in the 1- to 5-Year Portfolio is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the 1- to 5-Year Portfolio may be subject to the following principal risks:

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the 1- to 5-Year Portfolio’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the 1- to 5-Year Portfolio’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of corporate fixed income securities and other securities to service their obligations could be materially and adversely affected.

Credit Risk — Fixed income investments, such as bonds, are subject to credit risk. This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal or interest payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s or guarantor’s financial condition and

4

on the terms of the fixed income instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income securities.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The 1- to 5-Year Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The 1- to 5-Year Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the 1- to 5-Year Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the 1- to 5-Year Portfolio intends to invest and the principal risks associated with each of them:

Futures — The risks associated with the 1- to 5-Year Portfolio’s use of futures contracts include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the 1- to 5-Year Portfolio has insufficient cash to meet margin requirements, the 1- to 5-Year Portfolio may need to sell other investments, including at disadvantageous times.

Swaps — Swap agreements involve the risk that the party with whom the 1- to 5-Year Portfolio has entered into the swap will default on its obligation to pay the 1- to 5-Year Portfolio and the risk that the 1- to 5-Year Portfolio will not be able to meet its obligations to pay the other party to the agreement.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the 1- to 5-Year Portfolio could lose money investing in an ETF.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Interest Rate Risk — Interest rate risk is the risk that the 1- to 5-Year Portfolio’s fixed income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The 1- to 5-Year Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Mortgage-Backed Securities Risk — The value of the 1- to 5-Year Portfolio’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the 1- to 5-Year Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. See also “Credit Risk”.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the 1- to 5-Year Portfolio may have to reinvest the proceeds in lower yielding securities.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the 1- to 5-Year Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk — The 1- to 5-Year Portfolio may experience heavy redemptions that could cause the 1- to 5-Year Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the 1- to 5-Year Portfolio’s ability to dispose of the underlying securities. The 1- to 5-Year Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the 1- to 5-Year Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the 1- to 5-Year Portfolio could experience a loss.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the 1- to 5-Year Portfolio may not achieve its investment objective.

Yankee Bonds Risk — Investments in Yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and other foreign risk factors may apply to the foreign issuers of these bonds, and may therefore affect the market value of these bonds. Foreign risk factors that may apply to Yankee bonds include the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions.

Zero Coupon Bonds Risk — Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Performance

The following bar chart and table illustrate the risks of investing in the 1- to 5-Year Portfolio. The bar chart shows the 1- to 5-Year Portfolio’s performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the 1- to 5-Year Portfolio’s performance (before and after taxes) over time to that of a broad-based securities market index. Of course, past performance is not necessarily an indication of how the 1- to 5-Year Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

1- to 5-Year Portfolio

Year-to-date return as of 3/31/18: -0.74%

For the period covered by the bar chart, the highest and lowest quarterly returns were 1.72% (for the quarter ended 3/31/16) and -0.89% (for the quarter ended 12/31/16), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17

1- to 5-Year Portfolio	1 Year	Since Inception (September 12, 2013)
Return Before Taxes	2.07%	1.84%
Return After Taxes on Distributions	1.17%	1.05%
Return After Taxes on Distributions And Sale of Fund Shares	1.17%	1.05%
Bloomberg Barclays 1 – 5 Year U.S. Credit Index (reflects no deduction for expenses, fees or taxes)	2.32%	2.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the 1- to 5-Year Portfolio’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the 1- to 5-Year Portfolio appear in the table below.

Portfolio Manager	Title	Length of Service with the Portfolio
Glenn Davis, CFA	Managing Director, TDAM	Since inception
Dennis Woessner, CFA, CAIA	Vice President & Director, TDAM	Since inception

For information about purchase and sale of Portfolio shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 13 of the Prospectus.

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TD 5- to 10-Year Corporate Bond Portfolio

Investment Objective

The TD 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Portfolio”) seeks to provide high current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the 5- to 10-Year Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None
Distribution and Service (12b-1) Fees	None
Other Expenses	0.56%
Total Annual Portfolio Operating Expenses	0.56%
Fee Waivers and/or Expense Reimbursements(1)	(0.56)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.00%

(1)	TDAM USA Inc., the 5- to 10-Year Portfolio’s investment manager (“TDAM”), has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the 5- to 10-Year Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses.
(2)	You should be aware that the 5- to 10-Year Portfolio is an investment option for clients participating in certain “wrap fee” or other separately managed account programs. Wrap fee program participants pay a “wrap fee” to the program sponsor, which in certain cases may be an affiliate of TDAM, which typically covers investment advice and transaction costs on trades executed with the sponsor or a designated broker-dealer. You should read carefully the wrap fee or other program brochure provided to you by your program sponsor. The brochure is required to include information about the fees charged to you under the program and the fees paid by the sponsor to TDAM and other investment advisers for providing strategies under the program pursuant to which client accounts may be managed. Clients that select certain strategies which are managed by TDAM will have a portion of their account assets invested in the 5- to 10-Year Portfolio.

Example

This Example is intended to help you compare the cost of investing in the 5- to 10-Year Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the 5- to 10-Year Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the 5- to 10-Year Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
5- to 10-Year Portfolio	$0	$0	$0	$0

Portfolio Turnover

The 5- to 10-Year Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the 5- to 10-Year Portfolio’s performance. During the most recent fiscal year ended January 31, 2018, the portfolio turnover rate of the 5- to 10-Year Portfolio was 40% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the 5- to 10-Year Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in corporate bonds with a term to maturity of between 5 and 10 years. For purposes of such policy, “bonds” include bonds, debentures, notes and zero coupon obligations.

The 5- to 10-Year Portfolio currently anticipates that it will only purchase bonds that are, at the time of investment, rated investment grade (BBB- or above by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Inc. (“Fitch”) or Baa3 or above by Moody’s Investors Service, Inc. (“Moody’s”)) or their unrated equivalents. The 5- to 10-Year Portfolio may invest up to 30% of its total assets in the bonds of foreign issuers, provided that such bonds are issued in the U.S. and are denominated in U.S. dollars (“Yankee bonds”).

The 5- to 10-Year Portfolio may also invest in Treasury bills and debt securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, obligations issued or guaranteed by international or supranational entities, municipal securities (including, but not limited to, Build America Bonds), mortgage-backed and asset-backed securities and term deposits. A supranational entity is an international organization or agency which transcends national boundaries and is formed and/or supported by multiple governmental or quasi-governmental organizations. The 5- to 10-Year Portfolio may also invest in exchange-traded funds (“ETFs”) that provide exposure to investment grade bonds.

The 5- to 10-Year Portfolio may also invest in derivatives, such as credit default swaps and interest rate futures. The 5- to 10-Year Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The 5- to 10-Year Portfolio may use interest rate futures to increase returns or hedge against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions.

The 5- to 10-Year Portfolio may invest in repurchase agreements and other money market securities, which may serve as collateral for the 5- to 10-Year Portfolio’s derivatives investments and/or earn income for the 5- to 10-Year Portfolio.

The 5- to 10-Year Portfolio’s portfolio is constructed using a “bottom-up” strategy under which TDAM USA Inc., the 5- to 10-Year Portfolio’s investment manager (“TDAM” or the “Investment Manager”), uses credit and yield curve analysis to identify securities that TDAM believes will add value and enhance long-term performance, and at the same time manage risk. The Investment Manager will allocate the 5- to 10-Year Portfolio’s assets across different market sectors and maturities, based on its view of the relative value of each sector or maturity. The 5- to 10-Year Portfolio may sell securities for a variety of reasons, such as to adjust its portfolio’s average maturity, duration, or credit quality or to shift assets into and out of different market sectors.

Principal Risks

As with any mutual fund, you could lose money on your investment in the 5- to 10-Year Portfolio, or the 5- to 10-Year Portfolio could underperform other investments. An investment in the 5- to 10-Year Portfolio is not a deposit of any bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the 5- to 10-Year Portfolio may be subject to the following principal risks:

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the 5- to 10-Year Portfolio’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the 5- to 10-Year Portfolio’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of corporate fixed income securities and other securities to service their obligations could be materially and adversely affected.

Credit Risk — Fixed income investments, such as bonds, are subject to credit risk. This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal or interest payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s or guarantor’s financial condition and

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on the terms of the fixed income instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income securities.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The 5- to 10-Year Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The 5- to 10-Year Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the 5- to 10-Year Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives in which the 5- to 10-Year Portfolio intends to invest and the principal risks associated with each of them:

Futures — The risks associated with the 5- to 10-Year Portfolio’s use of futures contracts include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the 5- to 10-Year Portfolio has insufficient cash to meet margin requirements, the 5- to 10-Year Portfolio may need to sell other investments, including at disadvantageous times.

Swaps — Swap agreements involve the risk that the party with whom the 5- to 10-Year Portfolio has entered into the swap will default on its obligation to pay the 5- to 10-Year Portfolio and the risk that the 5- to 10-Year Portfolio will not be able to meet its obligations to pay the other party to the agreement.

ETF Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the 5- to 10-Year Portfolio could lose money investing in an ETF.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes, different or less robust government regulation of financial markets and institutions, expropriation or nationalization of the operations of foreign issuers, and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Interest Rate Risk — Interest rate risk is the risk that the 5- to 10-Year Portfolio’s fixed income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The 5- to 10-Year Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Mortgage-Backed Securities Risk — The value of the 5- to 10-Year Portfolio’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the 5- to 10-Year Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. See also “Credit Risk”.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the 5- to 10-Year Portfolio may have to reinvest the proceeds in lower yielding securities.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the 5- to 10-Year Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk — The 5- to 10-Year Portfolio may experience heavy redemptions that could cause the 5- to 10-Year Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the 5- to 10-Year Portfolio’s ability to dispose of the underlying securities. The 5- to 10-Year Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the 5- to 10-Year Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the 5- to 10-Year Portfolio could experience a loss.

Strategy Risk — If the Investment Manager’s strategies do not work as intended, the 5- to 10-Year Portfolio may not achieve its investment objective.

Yankee Bonds Risk — Investments in Yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Principal and interest on these bonds are payable in U.S. dollars, so there is no direct foreign currency risk for U.S. holders. However, indirect foreign currency risk and other foreign risk factors may apply to the foreign issuers of these bonds, and may therefore affect the market value of these bonds. Foreign risk factors that may apply to Yankee bonds include the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions.

Zero Coupon Bonds Risk — Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Performance

The following bar chart and table illustrate the risks of investing in the 5- to 10-Year Portfolio. The bar chart shows the 5- to 10-Year Portfolio’s performance from year to year for up to 10 years. The returns in the bar chart do not reflect the impact of taxes. If the applicable taxes were included, the annual total returns would be lower than those shown. The table compares the 5- to 10-Year Portfolio’s performance (before and after taxes) over time to that of a broad-based securities market index. Of course, past performance is not necessarily an indication of how the 5- to 10-Year Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdassetmanagementusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

5- to 10-Year Portfolio

Year-to-date return as of 3/31/18: -2.37%

For the period covered by the bar chart, the highest and lowest quarterly returns were 4.20% (for the quarter ended 3/31/16) and -3.60% (for the quarter ended 12/31/16), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/17

5- to 10-Year Portfolio	1 Year	Since Inception (September 12, 2013)
Return Before Taxes	4.79%	4.27%
Return After Taxes on Distributions	3.43%	2.70%
Return After Taxes on Distributions And Sale of Fund Shares	2.74%	2.57%
Bloomberg Barclays 5 – 10 Year U.S. Credit Index (reflects no deduction for expenses, fees or taxes)	5.57%	5.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. is the 5- to 10-Year Portfolio’s investment manager.

Portfolio Managers

The name, title, and length of service of the persons who are primarily responsible for the day-to-day management of the 5- to 10-Year Portfolio appear in the table below.

Portfolio Manager	Title	Length of Service with the Portfolio
Glenn Davis, CFA	Managing Director, TDAM	Since inception
Dennis Woessner, CFA, CAIA	Vice President & Director, TDAM	Since inception

For information about purchase and sale of Portfolio shares, taxes, and payments to broker-dealers and other financial intermediaries, please see Important Additional Information on page 13 of the Prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Shares

Shares of the Portfolios may be purchased and held only by or on behalf of clients participating in certain “wrap fee” or other separately managed account (SMA) programs for which TDAM provides strategies pursuant to which client accounts may be managed. A portion of the assets in client accounts managed pursuant to certain of these strategies will be invested in one or both of the Portfolios. A client agreement to open an account in a program typically may be obtained by contacting the program sponsor.

Purchase and redemption orders generally are made based on instructions from the program sponsor or TDAM, to the extent it manages client accounts under the program. There is no initial purchase or minimum account balance requirement. The Portfolios intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor in the manner described above and each investor, by purchasing shares, agrees to any such redemption.

Tax Information

Each Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a retirement plan. Amounts eventually distributed to you from such a retirement plan (other than a Roth IRA) will generally be taxable to you. Please confirm with your tax advisor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the financial intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolios Overview

The 1- to 5-Year Portfolio and the 5- to 10-Year Portfolio (each, a “Portfolio” and together, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Investment Objectives

The investment objective of each Portfolio is set out below:

•	The 1- to 5-Year Portfolio seeks to provide current income.
•	The 5- to 10-Year Portfolio seeks to provide high current income.

The investment objective of each Portfolio is not fundamental and may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Principal Security Types

A description of the principal types of investments in which the Portfolios may invest are described in this section. Additional information about such investments and the other types of investments in which the Portfolios may invest is contained under the “Investment Policies and Restrictions” section in the Statement of Additional Information (“SAI”).

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Asset-backed securities are securities backed by pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

Derivatives are financial contracts whose value depends on, or is derived from, the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.

Exchange-traded funds are generally investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities generally designed to track a particular market segment or index.

Fixed income instruments (or debt instruments) represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Fixed income instruments include, among others, corporate bonds, notes and debentures, convertible securities, U.S. and foreign government securities and mortgage-backed and other asset-backed securities. An investment grade fixed income instrument is rated in one of the top four ratings categories by a debt rating agency (or is considered of a comparable quality by the Investment Manager).

Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Futures contracts are exchange-traded contracts that involve the right to receive, or obligation to deliver, assets or money depending on the performance of one or more underlying assets, currencies, or a market or economic index.

Money market securities are debt obligations with a term to maturity of less than one year issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

Mortgage-backed securities are generally pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers.

Municipal securities are obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

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Repurchase agreements are agreements under which a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.

Swaps are contracts between two parties in which the parties agree to exchange streams of payments based on certain benchmarks. For example, a Portfolio may use swaps to gain access to the performance of a benchmark asset (such as an index or one or more bonds) where the Portfolio’s direct investment is restricted. Interest rate swaps involve the exchange by a Portfolio with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

Yankee bonds are dollar-denominated debt obligations issued in the U.S. capital markets by foreign banks and corporations. Principal and interest on these bonds are payable in U.S. dollars. Issuers of Yankee bonds may have significant operations or entire subsidiaries located in the United States, or they may have U.S. funding arms, but no U.S. business operations.

Zero coupon bonds pay no interest during the life of the security and are issued by a wide variety of governmental issuers. They often are sold at a deep discount.

Principal Risks

The principal risks of each Portfolio are identified in the Summary sections and are described in this section. Each Portfolio may also be subject to other risks described below. Each Portfolio may be subject to risks other than those identified and described below because the types of investments made by a Portfolio can change over time. Additional information about such principal and additional risks is contained under the “Investment Policies and Restrictions” section in the SAI.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Bond Market Risk — The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the Portfolio’s portfolio exposed to bonds or other fixed income securities. In an economic downturn, the ability of issuers of the corporate fixed income securities and other securities in which the Portfolios invest to service their obligations could be materially and adversely affected.

Credit Risk — Fixed income investments, such as bonds, and derivatives involving a counterparty, involve credit risk. This is the risk that the issuer or guarantor of a fixed income instrument or the counterparty to a derivatives contract will be unable or unwilling to make timely payments of principal, interest or settlement payments, or otherwise honor its obligations. The degree of credit risk depends on the issuer’s, guarantor’s or counterparty’s financial condition and on the terms of the fixed income or derivative instrument. Changes in an issuer’s or guarantor’s credit rating or the market’s perception of an issuer’s or guarantor’s creditworthiness also may affect the value of fixed income instruments. Portfolios that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Not all U.S. government and agency securities are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

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Cyber Security Risk — As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Derivatives Risk — Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, index or other investment. A Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives can be highly volatile and involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying asset, reference rate, index or other investment. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as interest rate risk, market risk and credit risk. In addition, the success of a derivatives transaction could depend on the ability of the Investment Manager to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. If the value of a derivative does not correlate well with the particular asset, reference rate, index or other investment to which the derivative is intended to provide exposure, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting gains in other investments. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolios will engage in these transactions to reduce exposure to other risks when that would be beneficial. The following is a list of certain derivatives and the principal risks associated with each of them:

Futures — The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of a Portfolio, and the prices of Portfolio shares, may be subject to greater volatility, as a result of the Portfolio’s use of futures contracts. The risks associated with a Portfolio’s use of futures contracts include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) the underlying asset may not perform the way the Investment Manager expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Portfolios have insufficient cash to meet margin requirements, the Portfolios may need to sell other investments, including at disadvantageous times; and (v) due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolios may be unable to close out its futures contract at a time which is advantageous.

Swaps — Swap agreements involve the risk that the party with whom a Portfolio has entered into the swap will default on its obligation to pay the Portfolios and the risk that the Portfolios will not be able to meet obligations to pay the other party to the agreement. When a Portfolio acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Portfolios may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Portfolios bear the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.

Exchange-Traded Funds (“ETF”) Risk — An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolios could lose money investing in an ETF. As a shareholder of an ETF, a Portfolio would bear, along with other shareholders, its pro rata portion of the ETF’s

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expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolios bear directly in connection with its own operations.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity, foreign withholding taxes and significant changes in value due to exchange rate fluctuations. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts. Foreign markets are also subject to differing custody and settlement practices and different bankruptcy laws than those in the United States, which may result in lower recoveries for investors. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign (non-U.S.) securities. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened. Finally, foreign securities investments are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, an investment in that country loses value because its currency is worth fewer U.S. dollars. Investments in depositary receipts present many of the risks of foreign investing.

Interest Rate Risk — The market value of fixed income investments changes in response to interest rate changes and other factors. Interest rate risk is the risk that a Portfolio’s fixed income securities will decline in value because of increases in market interest rates. Prices of fixed income securities generally decrease when interest rates rise and increase when interest rates decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A Portfolio will be subject to interest rate risk with respect to its investments in fixed rate debt securities, which generally will lose value in direct response to rising interest rates. To the extent a Portfolio invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Portfolio) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of a Portfolio that invests in floating rate debt securities. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed Securities Risk — The value of mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, a Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by U.S. government agencies or instrumentalities (“Agencies”), but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. See also “Credit Risk.”

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Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Operational Risk — An investment in a Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although each Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Portfolios or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. Such prepayments often occur during periods of declining interest rates, and may cause a Portfolio to reinvest its assets in lower yielding securities. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by a Portfolio, prepayment risk may be increased.

Redemption Risk — A Portfolio may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolios’ ability to dispose of the underlying securities. The Portfolios will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolios to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolios could experience a loss.

Strategy Risk — If the strategies of the Investment Manager do not work as intended, a Portfolio may not achieve its investment objective.

Yankee Bonds Risk — Investments in Yankee bonds involve similar risks as investments in the debt obligations of U.S. issuers. See “Credit Risk,” “Bond Market Risk,” and “Liquidity Risk.” Although U.S. holders of Yankee bonds are not directly subject to foreign currency risk, exchange rate movements that impact a Yankee issuer’s financial condition may indirectly influence the market price of such issuer’s Yankee bonds. In addition, to a lesser extent, Yankee bonds are subject to foreign securities risk, including the possibility of: adverse political and economic developments; foreign withholding taxes; expropriation or nationalization of the operations of foreign issuers; and different or less robust government regulation of foreign financial markets and institutions. For example, the foreign issuers of Yankee bonds are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations.

Zero Coupon Bonds Risk — Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Although interest payments are not made on zero coupon bonds, holders of such instruments are deemed to have received income (“phantom income”) annually, notwithstanding that cash may be received currently. In addition to the risks associated with bonds, because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities, and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

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HOW TO BUY AND SELL SHARES

Shares of the Portfolios may be purchased and held only by or on behalf of clients participating in certain “wrap fee” or other separately managed account (SMA) programs for which TDAM provides strategies pursuant to which client accounts may be managed. A portion of the assets in client accounts managed pursuant to certain of these strategies will be invested in one or both of the Portfolios. A client agreement to open an account in a program typically may be obtained by contacting the program sponsor.

Shares of the Portfolios may be purchased and redeemed on any Portfolio Business Day. A “Portfolio Business Day” is any day that a Portfolio is open for business. The Portfolios are generally open for business on each day the New York Stock Exchange (the “NYSE”) and Federal Reserve Bank of New York (the “Federal Reserve”) are open, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. However, each Portfolio may elect, in its discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Federal Reserve is closed or to be open on days when the Federal Reserve is open but the NYSE is closed, except for Good Friday. Each of the Portfolios reserves the right to close if the primary trading markets of the Portfolio’s portfolio instruments are closed or the Portfolio’s management believes that there is not an adequate market to meet purchases or redemptions. Each Portfolio may close early on any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early.

Purchase and redemption orders generally are made based on instructions from the program sponsor or TDAM, to the extent it manages client accounts under the program, in each case, on behalf of a program client. Shares are purchased and redeemed at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio or program sponsor, to the extent it is an affiliate of TDAM. A Portfolio or TDAM-affiliated sponsor must receive the purchase or redemption order and payment (in the case of a purchase order) prior to the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on any Portfolio Business Day in order for it to be priced at the day’s offering price. If a request is received after that time, it will be priced at the next Portfolios Business Day’s offering price.

Each Portfolio reserves the right to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and, each shareholder, by purchasing shares of a Portfolio, agrees to any such redemption. If such shareholder fails to meet a Portfolio’s eligibility criteria, the Portfolios may redeem all of the shares of such shareholder. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before selecting a managed account strategy that contemplates investment in a Portfolio. Please contact your program sponsor for further information.

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of a Portfolio or other securities at the discretion of the program sponsor or TDAM, as applicable. Redemption proceeds will normally be wired to the managed account within three business days after the redemption request is received, but may take up to seven business days, if, in the judgment of a Portfolio, an earlier payment could adversely affect the Portfolios.

Redemption proceeds that are paid in cash will be sent by wire only; however, shareholders who are no longer eligible to invest in the Portfolios may elect to receive their redemption proceeds by check.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted. The Portfolios may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Under normal and stressed market conditions, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Each Portfolio currently does not offer exchange privileges.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio’s activity is reflected in your account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Portfolios or your financial intermediary, as applicable. The Portfolios or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Portfolio are purchased or redeemed is equal to the NAV per share of a Portfolio as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of the Portfolio, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Portfolio’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time), on each Portfolio Business Day. Each Portfolio may elect to be open on days the NYSE is closed (see “How to Buy and Sell Shares — Portfolio Business Days”).

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board on at least an annual basis (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent a Portfolio holds securities that are traded in foreign markets, the Portfolios may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

Each Portfolio’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Portfolio in the manner described under “How to Buy and Sell Shares.”

Dividends and Distributions

Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Such dividends, if any, are normally declared and paid monthly. Each Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net investment income, if any, is paid at least annually. In the event the Board changes the distribution policy, shareholders will be notified. Net capital gains, if any, realized by a Portfolio will be distributed at least annually. In addition, more frequent distributions of net investment income dividends or net realized capital gains may be made by a Portfolio at the discretion of the Board. Unless a shareholder elects payment in cash, all net investment income and capital gains distributions of each Portfolio are automatically reinvested in additional full and fractional shares of the Portfolios at the NAV per share as of the payment date of the distribution. A shareholder should contact the applicable Portfolio or financial intermediary in order to elect to receive distributions in cash.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

If you purchase shares shortly before a distribution, you will be taxed on the distribution, even though it represents a return of your investment, net of Portfolio fees and expenses. To avoid this result, check the Portfolio’s distribution schedule before you invest.

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Taxes

Dividends derived from dividend income, taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even if reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation), regardless of the length of time the shareholder may have held shares in the Portfolios at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the long-term capital gain tax rates applicable to certain dividends.

Distributions to individuals and other non-corporate shareholders of investment income reported by a Portfolio as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by a Portfolio from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a Portfolio must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Portfolio’s shares for the lower tax rates to apply. The top marginal rate for ordinary income is 37%.

Corporations are taxed at the same rates on ordinary income and capital gains and will not be eligible for a dividends-received deduction for a portion of the income dividends they receive from a Portfolio due to the nature of the Portfolios’ investments.

Dividends and other distributions by a Portfolio are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolios not later than such December 31, provided such dividend is actually paid by the Portfolios during January of the following calendar year.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income. All or some of the dividends received from the Portfolios may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Direct investments in foreign securities held by a Portfolio may be subject to foreign withholding taxes. In that case, the Portfolio’s yield on those securities would generally be decreased. If at the end of its fiscal year more than 50% of the value of a Portfolio’s total assets consists of stocks or securities of foreign corporations, the Portfolios may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid. Any investments in foreign securities or foreign currencies may increase or accelerate a Portfolio’s recognition of ordinary income and may affect the timing or amount of the Portfolios’ distributions. If you invest in a Portfolio through a taxable account, your after-tax return could be negatively impacted.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

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The Portfolios may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a financial intermediary, the financial intermediary may withhold even if the Portfolios designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their financial intermediaries with respect to the application of these rules to their accounts.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Because excessive purchase and redemption transactions can disrupt management of a Portfolio and increase the Portfolio’s costs for all shareholders, the Board has adopted a policy and procedures designed to detect and discourage frequent trading. Under the policy and procedures, an investor who makes more than one round-trip (i.e., purchase and redemption of comparable assets) within 30 days will be restricted from making future purchases in the Portfolio. In addition to the policy and procedures, each Portfolio reserves the right to reject a purchase order for any reason with or without prior notice to the investor. In particular, each Portfolio reserves the right to reject a purchase order from any investor or financial intermediary that the Portfolios have reason to believe could be a frequent trader.

The policy and procedures do not apply to the following:

•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Transfers and re-registrations of shares within the Portfolio.
•	Purchases of shares by asset transfer.
•	Section 529 college savings plans.
•	Certain approved institutional portfolios and asset allocation programs, including:
•	Redemptions or exchanges in discretionary asset allocation or wrap fee programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing;
•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

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Participants in Employer-Sponsored Defined Contribution Plans

For participants in employer-sponsored defined contribution plans, the frequent trading policy and procedures do not apply to:

•	Purchases of shares with participant payroll or employer contributions or loan repayments.
•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Distributions, loans, and in-service withdrawals from a plan.
•	Redemptions of shares as part of a plan termination or at the direction of the plan.
•	Redemptions of shares to pay account fees.
•	Share or asset transfers or rollovers.
•	Re-registrations of shares.
•	Redemptions or exchanges in discretionary asset allocation or wrap programs that are initiated by the sponsor of the program as part of a periodic rebalancing.
•	Redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution.

Accounts Held by Institutions (Other than Defined Contribution Plans)

Each Portfolio will systematically monitor for frequent trading in institutional clients’ accounts. If a Portfolio detects suspicious trading activities, it will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy described above, prohibiting a client’s purchases of Portfolio shares.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdassetmanagementusa.com. Each Portfolio’s complete portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdassetmanagementusa.com) as of the end of each calendar quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s calendar quarter-end top ten holdings, generally also with a 30 day-lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is each Portfolio’s investment manager. The Investment Manager provides day-to-day investment management services and business management services to each of the Portfolios. The Portfolios do not pay any management fee to the Investment Manager for its services. Each Portfolio is utilized as part of wrap fee or other SMA program, the sponsor of which charges participants a fee, part of which is paid to the Investment Manager for its services in providing strategies within the program for selection by clients. A portion of the assets in client accounts managed pursuant to certain of these strategies will be invested in one or both of the Portfolios.

TDAM has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the Portfolios, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses.

A discussion regarding the basis of the Board’s approval of the investment advisory contracts of the Portfolios is available in the Portfolios’ semi-annual report to shareholders dated July 31, 2017.

23

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2018, had total assets under management of approximately $11 billion.

Portfolio Managers

The business experience during the past 5 years of the persons who are primarily responsible for the day-to-day management of the Portfolios appears in the table below.

Portfolio Manager	Business Experience During Last 5 Years
Glenn S. Davis, CFA, Managing Director, TDAM	Mr. Davis joined TDAM in 2009. He is a portfolio manager with lead manager responsibilities for fixed income models and SMAs for TD Private Client Wealth in the U.S. He is lead manager for the TD Private U.S. Corporate Bond Fund and co-manager of the TD U.S. Monthly Income Fund. Additionally, Mr. Davis is on the TD Wealth Asset Allocation Committee.

Mr. Davis has over 30 years of investment experience in senior roles managing both institutional and retail mandates for several U.S asset management firms and a hedge fund. Mr. Davis joined TD Banknorth in 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January of 2009, TD Banknorth’s Fixed Income group joined TDAM. Mr. Davis holds a B.A. in Economics from Colby College, Waterville, ME and has an M.B.A. in Finance from the Hofstra University Graduate School of Business. Mr. Davis is a CFA charterholder.

Dennis Woessner, CFA, CAIA Vice President & Director, TDAM	Mr. Woessner joined TDAM in July 2009 as a fixed income portfolio manager. He is co-manager on fixed income mutual funds, ETFs, models and SMAs. Previously, he worked at an investment bank from November 1988 to June 1995 where he held a variety of fixed income positions in New York City and Boston. In June 1995, Mr. Woessner joined an asset management firm where he traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams. From June 2003 through June 2008, he worked for an investment firm. During most of his tenure, Mr. Woessner managed all-corporate and all-credit portfolio mandates. He holds a B.B.A. in Banking and Finance from Hofstra University. Mr. Woessner is a CFA charterholder and a Chartered Alternative Investment Analyst.

Additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of shares of the Portfolios’ is available in the Portfolio’s SAI.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a fee from the Portfolios for administrative services. TDAM has entered into an agreement with SEI Investments Global Funds Services (“SEI”) whereby SEI performs certain administrative services for the Portfolios. TDAM pays SEI’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

24

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available by visiting www.tdassetmanagementusa.com ..

TD 1- to 5-Year Corporate Bond Portfolio(2)

For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.02	$10.03	$10.13	$10.10	$10.00
Net investment income(1)	0.210	0.187	0.158	0.140	0.057
Net realized and unrealized gain (loss) on investments	(0.081)	0.012	(0.117)	0.060	0.115
Total from operations	0.129	0.199	0.041	0.200	0.172
Dividends from net investment income	(0.209)	(0.187)	(0.140)	(0.137)	(0.061)
Distributions from net realized gains	—	(0.022)	(0.001)	(0.033)	(0.011)
Total dividends and distributions	(0.209)	(0.209)	(0.141)	(0.170)	(0.072)
Net asset value, end of period	$9.94	$10.02	$10.03	$10.13	$10.10
Total investment return†	1.29%	1.98%	0.41%	2.00%	1.72%
Net assets end of period (000)	$75,323	$62,662	$42,885	$15,539	$5,684
Ratio of net expenses to average net assets	—%	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.38%	0.39%	0.83%	1.76%	4.07%‡
Ratio of net investment income to average net assets	2.09%	1.85%	1.57%	1.38%	1.45%‡
Portfolio turnover rate	40%	86%	72%	70%	58%

TD 5- to 10-Year Corporate Bond Portfolio(2)

For the years or periods ended January 31,	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.10	$10.14	$10.57	$10.23	$10.00
Net investment income(1)	0.303	0.299	0.287	0.302	0.115
Net realized and unrealized gain (loss) on investments	0.009	0.071	(0.444)	0.472	0.297
Total from operations	0.312	0.370	(0.157)	0.774	0.412
Dividends from net investment income	(0.303)	(0.298)	(0.268)	(0.300)	(0.131)
Distributions from net realized gains	(0.019)	(0.112)	(0.005)	(0.134)	(0.051)
Total dividends and distributions	(0.322)	(0.410)	(0.273)	(0.434)	(0.182)
Net asset value, end of period	$10.09	$10.10	$10.14	$10.57	$10.23
Total investment return†	3.08%	3.62%	(1.49)%	7.73%	4.15%
Net assets end of period (000)	$43,475	$41,464	$37,248	$12,437	$5,191
Ratio of net expenses to average net assets	—%	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.56%	0.49%	0.93%	2.37%	4.07%‡
Ratio of net investment income to average net assets	2.96%	2.86%	2.80%	2.91%	2.91%‡
Portfolio turnover rate	40%	71%	70%	72%	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Amounts designated as “—” are $0.

25

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments will be available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this Prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your financial intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031

Internet site: http://www.tdassetmanagementusa.com

Text-only versions of the Portfolios’ Prospectus can be viewed online or downloaded from TDAM (http://www.tdassetmanagementusa.com). The Portfolios’ Prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolios, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA10

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
May 31, 2018

TD ASSET MANAGEMENT USA FUNDS INC.

TD Global Low Volatility Equity Fund
Institutional Class (TDLVX)
Advisor Class (TDGVX)

Epoch U.S. Small-Mid Cap Equity Fund
Institutional Class (TDUSX)
Advisor Class (TDUAX)

399 Park Avenue
New York, New York 10022
(866) 416-4031

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 31, 2018 (the “Prospectus”) for the TD Global Low Volatility Equity Fund and the Epoch U.S. Small-Mid Cap Equity Fund (each, a “Fund” and collectively, the “Funds”), each a series of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

The Funds’ financial statements and financial highlights for the fiscal year ended January 31, 2018, including the independent registered public accounting firm’s report thereon, are included in the Fund’s Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdassetmanagementusa.com.

® The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

TD Asset Management USA Funds Inc.

TD Global Low Volatility Equity Fund
Epoch U.S. Small-Mid Cap Equity Fund

GENERAL INFORMATION ABOUT THE COMPANY

TD Asset Management USA Funds Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series. Each Fund offers two classes of shares. This SAI pertains to all classes of each of the TD Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”) and the Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”).

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TDAM USA Inc. (“TDAM” or the “Investment Manager”). The investment subadviser of the U.S. Small-Mid Cap Equity Fund is Epoch Investment Partners, Inc. (“Epoch” or the “Subadviser”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment policies and restrictions that are designated as fundamental may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. Except as otherwise indicated, however, each Fund’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Fund or class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Fund or class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Fund or class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Fund or class.

The Prospectus identifies and summarizes the individual types of securities in which each Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the types of securities discussed below are eligible investments for each of the Funds. The table below identifies the investment policies or types of securities in which each Fund is permitted to engage or invest, including certain types of securities that are described in the Prospectus.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to each Fund. Accordingly, the Investment Manager is not required to register with the Commodity Futures Trading Commission (“CFTC”) as a CPO or to comply with the CFTC’s disclosure, reporting and recordkeeping requirements generally applicable to registered CPOs. In order to rely on the exclusion, each Fund is limited in its ability to engage in commodity interest transactions (which generally include transactions in futures, options on futures and swaps), whether directly or indirectly through investments in other investment vehicles. With respect to transactions in commodity interests entered into by a Fund for other than “bona fide hedging” purposes (as defined in the CFTC rules), either: (1) the aggregate initial margin and premiums required to establish such positions may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such positions, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to the requirement that each Fund meet one or the other of the foregoing trading limitations at all times, no Fund may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Investment Manager or the Subadviser, as the case may be, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Manager or Subadviser, as applicable, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Bank Obligations	•	•
Borrowing	•	•
Cash Management	•	•
Certificates of Participation	•	•
Commercial Paper and Similar Securities	•	•
Common Stock	•	•
Convertible Securities		•
Depositary Receipts	•	•
Derivatives	•	•
Options		•
Futures Contracts and Options on Futures Contracts	•
Risks Associated with Futures Contracts and Related Options	•
Foreign Investments	•	•
Forward Foreign Currency Exchange Transactions	•	•
Illiquid Securities	•	•
Investment Company Securities	•	•
Exchange-Traded Funds	•	•
Master Limited Partnerships		•
Preferred Stock	•	•
Put Features		•
Real Estate Investment Trusts	•	•
Repurchase Agreements	•	•
Reverse Repurchase Agreements	•	•
Securities Lending	•	•
Stripped Securities		•
Short-Term Instruments and Temporary Investments	•	•
U.S. Government Securities	•	•
Variable or Floating Rate Obligations	•	•
Warrants and Rights	•	•
When-Issued and Delayed Delivery Basis Securities	•	•

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager or Subadviser, as applicable, believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Borrowing may exaggerate the effect on a Fund’s net asset value of any increase or decrease in the value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. As a matter of fundamental policy, each Fund will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Investment Company Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Cash Management

A Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Certificates of Participation

Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager or Subadviser, as applicable, considers these factors as well as others, such as any quality ratings issued by rating services, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Fund. It is anticipated by the Investment Manager and the Subadviser that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, a Fund would exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

A Fund will invest only in commercial paper rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization and commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Manager monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures).

Common Stock

Shares of common stock represent a proportionate ownership interest in a company. As a result, the value of common stock typically rises and falls with a company’s success or failure. The market value of common stock can fluctuate significantly. Shares of common stock usually carry voting rights and earn dividends. Unlike preferred stock, which is described below, dividends on common stock are not fixed but are declared at the discretion of a company’s board.

Convertible Securities

Convertible securities include debt securities (such as corporate bonds, notes and debentures) and other securities (preferred stock) that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities may provide a stream of current income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

Depositary Receipts

The securities of foreign issuers in which a Fund may invest include sponsored and unsponsored American Depositary Receipts and American Depositary Shares (“ADRs”), Global Depositary Receipts and Global Depositary Shares (“GDRs”) and related depositary instruments. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a U.S. or foreign corporation. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Derivatives

Derivatives are financial instruments that derive their value, at least in part, from the price of another security or asset, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts (which are described more fully below under the heading “Foreign Investments — Foreign Currency Exchange Transactions”), forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

A Fund may use derivatives, (i) to gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) to reduce risk, including the risk associated with currency fluctuations as described below; (iii) to enhance income; or (iv) to provide downside risk protection for one or more securities.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in a Fund’s portfolio does not follow the Investment Manager’s or Subadviser’s expectations. If the Investment Manager’s or Subadviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund’s investments, but the Fund may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Investment Manager or Subadviser will, consistent with a Fund’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of a Fund’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes (including as described more fully below under the heading “Regulatory Risk”), credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The Investment Manager and the Subadviser each uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with each Fund’s investment objective, policies and restrictions, and does not expose the Fund to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Investment Manager’s and Subadviser’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. OTC instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market that are not subject to clearing are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Options. A Fund may purchase or write certain types of options. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income.

A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options (until required to be traded on an exchange and cleared in accordance with the Dodd-Frank Act, as discussed below under “Regulatory Risks”) are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Manager or the Subadviser will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund’s success in using options techniques depends, among other things, on the Investment Manager’s or Subadviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Futures Contracts and Options on Futures Contracts. The Global Low Volatility Equity Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by the Global Low Volatility Equity Fund, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Global Low Volatility Equity Fund will mark-to-market its open futures position.

The Global Low Volatility Equity Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, the Global Low Volatility Equity Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Global Low Volatility Equity Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Global Low Volatility Equity Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Global Low Volatility Equity Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Risks Associated with Futures Contracts and Related Options. There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Global Low Volatility Equity Fund’s success in using futures and options for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Global Low Volatility Equity Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Regulatory Risk. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as the currency and interest rate transactions, total return swaps, credit default swaps and options described herein), may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as a Fund, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some of these provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC has issued rules requiring the clearing of certain OTC derivatives transactions that fall within its jurisdiction and it is expected that the CFTC and the SEC will require the clearing of more transactions in the future. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC- mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. The OTC derivative dealers with which a Fund may execute the majority of its OTC derivatives will not be able to rely on the end-user exemptions under the Dodd-Frank Act and therefore such dealers will be subject to clearing and margin requirements notwithstanding whether the Fund is subject to such requirements. OTC derivative dealers also will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, a Fund may also be required to post higher margin amounts to certain of the dealers with which it trades and that will increase the costs of the Fund, possibly restrict its ability to execute such trades and reduce the amount of available capital with which to implement its investment strategy.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. A Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The CFTC has also issued rules requiring certain OTC derivatives transactions that fall within its jurisdiction and that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. It is expected that the CFTC and the SEC will require the execution on a regulated market of additional OTC derivatives transaction in the future. Such requirements may make it more difficult and costly for investment funds, including a Fund, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

If a Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

Asset Coverage Requirements for Certain Derivative Transactions. Each Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated subcustodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the exercise price and any excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Dollar-Weighted Average Maturity

Dollar-weighted average maturity of a portfolio of debt securities is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal repayments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Foreign Investments

Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. The securities of foreign issuers in which the Funds may invest include non-U.S. and U.S. dollar-denominated securities issued, assumed or guaranteed by foreign corporations or other business organizations, foreign governments or political subdivisions or instrumentalities thereof, and U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollar obligations), U.S. branches of foreign banks (Yankee dollar obligations) and foreign branches of foreign banks.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. (See “Depositary Receipts.”) Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

To the extent that such investments are consistent with its investment objective, a Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are heightened for investments in developing countries. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

The Funds generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for a Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because the Funds normally will be invested in both U.S. and foreign securities markets, changes in the Funds’ share prices may have low correlations with movements in U.S. markets. A Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

Forward Foreign Currency Exchange Transactions. A Fund may, but is not obligated to, enter into foreign currency futures contracts and foreign currency forward contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Futures contracts are discussed above under the heading “Derivatives — Futures Contracts and Options on Futures Contracts.” A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While a Fund may enter into futures contracts and forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and futures contracts or forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

A Fund may purchase currency futures and forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. A Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

A Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Illiquid Securities

A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors (the “Board”) has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager or Subadviser will monitor such restricted securities. Among the factors the Investment Manager and Subadviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager or Subadviser monitors the liquidity of the securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

Investment Company Securities

A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

In addition, a Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager (“Affiliated Money Market Funds”), in excess of the limits discussed above. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The Investment Manager will voluntarily waive advisory fees payable by the Fund in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Money Market Fund as a result of the Fund’s investment in the Affiliated Money Market Fund.

Exchange-Traded Funds. Other investment companies may include exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund’s investments in certain ETFs may exceed certain of the limits described above.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly-traded limited partnerships that are operated under the supervision of one or more managing general partners. The ownership interests or “units” of an MLP are listed and publicly traded on

U.S. securities exchanges or in the over-the-counter market. The risks of investing in a MLP are generally those inherent in investing in a partnership. For example, unit holders of MLPs may have limited control and limited voting rights on matters affecting the partnership and are not involved in the day-to-day management of the partnership. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer corporate protections afforded investors in a MLP than investors in a corporation. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of MLP unit holders to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the MLP’s partnership agreement would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes at the partnership level, but holders of units issued by MLPs are generally subject to tax on their shares of the MLPs’ income and gains. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to a Fund would generally be taxed as dividend income, which would materially reduce the Fund’s cash flow from such MLP unit investment. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources, such as income and gain from certain mineral or natural resources activities and from the transportation or storage of certain fuels. In order to so qualify, most MLPs operate in the energy, natural resources, or real estate sectors. To a lesser extent, MLPs operate in a variety of businesses including coal, timber, other minerals, real estate, and some miscellaneous businesses. MLPs often own several properties or businesses (or directly own interests) that are related one or more industries (e.g., real estate development or oil and gas), but they also may finance other projects (e.g., motion pictures, or research and development).

A Fund’s investments in MLPs will focus on MLPs operating in the energy sector and energy-related industries (“Energy MLPs”). The performance of a Fund’s investments in Energy MLPs will largely depend on the overall condition of the energy sector. Energy MLPs are susceptible to economic, political and regulatory risks or other occurrences affecting the energy sector, and may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Stock prices of Energy MLPs are also affected by supply and demand both for their specific product or service and for energy products in general. For example, MLPs operating in the natural gas industry are subject to fluctuations in the supply and demand and uneven pricing of natural gas.

Preferred Stock

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager or Subadviser may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager or Subadviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Recently enacted tax legislation permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, but does not permit a regulated investment company such as a Fund to pass through to its shareholders the special character of this income. Generally, ordinary dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders also will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income. Therefore, that portion of the dividend income attributable to ordinary REIT dividends received by the Fund will be taxed at a higher rate than dividends eligible for special treatment.

REITs are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Repurchase Agreements

A Fund may enter into repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price). Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Fund’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager or Subadviser, as applicable; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Fund might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager or Subadviser, as applicable. In the event of a bankruptcy or other default of a buyer, a Fund might have expenses in enforcing its rights under the reverse repurchase agreement.

Securities Lending

A Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the size, creditworthiness and reputation of the broker, dealer or financial institution, as well as any other relevant factors will be considered. The principal risk of portfolio securities lending is potential default or insolvency of the borrower. In either of these cases, the Fund could lose all or part of the value of the loaned securities if the value of the collateral falls (including the value of investments made with cash collateral) and is not sufficient to cover the buy-back of loaned securities and the Fund could also experience delays in recovering securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

The Funds currently do not participate in a securities lending program but may determine to do so in the future, subject to Board approval.

Stripped Securities

Stripped securities are the separate income or principal components of a fixed income security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Short-Term Instruments and Temporary Investments

When market or business conditions warrant, each Fund may assume a temporary defensive position and invest without limit in investment-grade money market or short-term debt instruments. The Funds may also invest in certain money market instruments on an ongoing basis to provide liquidity or for temporary purposes in light of shareholder purchase or redemption activity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1+” or “A-1” by Standard & Poor’s Rating Services (“S&P”), or, if unrated, of comparable quality as determined by the Investment Manager or Subadviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “A” by Moody’s or S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Investment Manager or Subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. A Fund also may invest in money market mutual funds that invest in the above-described instruments. To the extent a Fund assumes a temporary defensive position, it may not be pursuing its investment objective.

U.S. Government Securities

U.S. government securities include obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although, the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Fund does not guarantee the net asset value of the Fund’s shares.

Variable or Floating Rate Obligations

A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. A Fund may invest in obligations that are not so rated if the Investment Manager or Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Manager or Subadviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. To the extent a demand obligation does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Warrants and Rights

The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. A Fund may only purchase warrants on securities in which the Fund may invest directly. Rights represent a preemptive right to stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

When-Issued and Delayed Delivery Basis Securities

When purchasing securities on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. A Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Fund will segregate appropriate liquid assets to cover its purchase obligations. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Future Developments

Each Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

A Fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment, except with respect to borrowing. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Fund, or if the maturity of a security is extended after purchase by the Fund, the Investment Manager or Subadviser will decide whether the security should be held or sold.

The following are the Fundamental Investment Restrictions of each Fund. Each Fund may not:

(1) purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations;

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities;

(5) invest more than 25% of its net assets in the securities of issuers in any particular industry or group of industries (excluding the U.S. government and its agencies and instrumentalities);

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time; and

(8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this Fundamental Investment Restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to: purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board.

DISCLOSURE OF FUND HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to Fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, Subadviser, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Fund’s complete portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdassetmanagementusa.com) as of the end of each calendar quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Fund’s calendar quarter-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than quarterly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

Separate account clients of the Adviser or the Subadviser, as well as clients of wrap fee or unified managed account programs sponsored by the Adviser, the Subadviser or their affiliates, may have investment objectives and strategies that are substantially similar or identical to a Fund’s investment objectives and strategies. The portfolio holdings in these accounts may be substantially similar or nearly identical to those of the Fund. These clients are not necessarily subject to portfolio holdings disclosure policies similar to the Fund’s portfolio holdings disclosure policies.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for oversight of the Company rests with its Board.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” Directors who are not “interested persons” of the Company as defined in the Investment Company Act are referred to as “Independent Directors.” “Fund Complex” includes the Funds, the TD 1- to 5-Year Corporate Bond Portfolio, the TD 5- to 10-Year Corporate Bond Portfolio, the TD Money Market Portfolio, the TD U.S. Government Portfolio, the TD Municipal Portfolio, the TD California Municipal Money Market Portfolio, the TD New York Municipal Money Market Portfolio, the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 65	Chairman of the Board and Director	Chairman of the Board since 6/20/13; Chairman of the Nominating/ Governance Committee, March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm), since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	11	Director, Abel Noser Holdings (2016 – present); Member, USC Marshall Business School Board 2010 – present); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (2017 – present); Director, Independent Life Insurance Company (2018 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 66	Director and Chairman of the Audit Committee	Director since 12/18/08; Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Advisor to New York State Banking Department; real estate investor.	11	Trustee Emeritus, Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 55	Director and Chairman of the Nominating/ Governance Committee	Director since 9/23/14; Chairman of the Nominating/ Governance Committee since 6/22/17	President & CEO of Discovery Data, a leading financial services industry data provider, (2009 – present).	11	Independent Trustee, Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 66	Director	Since 12/17/10	Retired Senior Vice President – TD Bank Group.	11	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013-present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934, as amended (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2018.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the

Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, the Subadviser, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Donald J. Herrema. Mr. Herrema has been a Director since 2009 and Chairman of the Board since June 2013. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014 and Chairman of the Nominating/Governance Committee since June 2017. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider. Mr. Herrmann’s prior experience as the chief executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as the Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has been a Director since 2010. She has over 30 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also served on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 55	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 to 2015 and 2017 to present.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 54	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
ERIC KLEINSCHMIDT c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.

MARC ALMES c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 47	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since: 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY10022 Age: 58	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing TDAM, the Subadviser and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of four members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and prior service as Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, the Subadviser, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates, the Subadviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates, the Subadviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM, the Subadviser and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Subadviser, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is composed solely of Independent Directors, Messrs. Herrema, Herrmann and Kelly. The Audit Committee met four times during the fiscal year ended January 31, 2018.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, met three times with respect to the Global Low Volatility Equity Fund during the fiscal year ended January 31, 2018. The Pricing Committee did not meet with respect to the U.S. Small-Mid Cap Equity Fund during the fiscal year ended January 31, 2018.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Nominating/Governance Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company. The Nominating/Governance Committee, on which Messrs. Herrema, Herrmann and Kelly currently serve, is composed solely of Independent Directors. The Nominating/Governance Committee may consider nominees recommended by any source, including among others, shareholders, as it deems appropriate. Any such recommendations from a shareholder should be directed to the attention of the Secretary of the Company at SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. The Nominating/Governance Committee met once during the fiscal year ended January 31, 2018.

Ownership of Shares by Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by each Director in the Company as of December 31, 2017 are set forth in the table below.

	Dollar Range of Equity Securities in Global Low Volatility Equity Fund	Dollar Range of Equity Securities in U.S. Small-Mid Cap Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
James Kelly	None	None	None
Robert P. Herrmann	None	None	None
Donald J. Herrema	None	None	None
Interested Director
Barbara F. Palk	None	None	None

As of May 1, 2018, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each class of each Fund. As of December 31, 2017, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager, the Subadviser, or the distributor of the Funds or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, the Subadviser, or the distributor of the Funds.

Compensation of Directors

Officers and Directors who are “interested persons” of the Investment Manager, the Subadviser, SIDCO or SEI Investments Global Funds Services (“SEI”) receive no compensation from the Company. As of April 1, 2017, each Independent Director receives, in the aggregate: (i) a base annual retainer of $69,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board, (v) a meeting fee of $5,000 for each special meeting attended in person, (vi) retainer for the Chairman is $22,000 annually, payable quarterly; and (vii) retainer for Audit Committee Chair is $10,500 annually, payable quarterly. Prior to April 1, 2017, each Independent Director received, in the aggregate: (i) a base annual retainer of $67,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there was no meeting of the full Board (v) a meeting fee of $6,500 for each special meeting attended in person, (vi) retainer for the Chairman is $20,000 annually, payable quarterly; and (vii) retainer for Audit Committee Chair is $10,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors will also be reimbursed for their expenses by the Company. The Interested Director is compensated by the Investment Manager or its affiliates for her services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended January 31, 2018, are as follows:

Name of Board Member	Aggregate Compensation from the Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$124,500	$0	$0	$124,500
Robert P. Herrmann	$103,000	$0	$0	$103,000
James Kelly	$113,375	$0	$0	$113,375
Interested Director
Barbara F. Palk	$103,000	$0	$0	$103,000

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Manager

TDAM USA Inc., a Delaware corporation, is the investment manager of each Fund. Pursuant to an investment management agreement with the Company on behalf of each Fund (the “Investment Management Agreement”), the Investment Manager provides investment supervisory and business management services to the Funds, including monitoring the investment programs for the Funds, and selecting and supervising the investment subadviser for the U.S. Small-Mid Cap Equity Fund. With respect to the Global Low Volatility Equity Fund, the Investment Manager manages the Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board. The Subadviser is responsible for providing day-to-day investment management for the U.S. Small-Mid Cap Equity Fund.

The Investment Manager is an indirect, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as “TD Bank Group”). As of January 31, 2018, TD Bank Group had over $300USD billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2018, had total assets under management of approximately $11USD billion.

Each Fund’s Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) the vote of a majority of the outstanding voting securities of each such Fund, or by the Board. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, by the Board or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board’s approval of the Investment Management Agreement is available in the semi-annual shareholder report of the Funds for the fiscal period ended July 31, 2017.

For the investment management services furnished to each Fund, the Investment Manager is entitled to an investment management fee, accrued daily and payable monthly, at an annual rate based on a Fund’s average daily net assets equal to 0.70% with respect to the Global Low Volatility Equity Fund and 0.80% with respect to the U.S. Small-Mid Cap Equity Fund. The Investment Manager, not the Funds, is responsible for compensating the Subadviser.

The Investment Manager has contractually agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Contractual Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.90% for the Institutional Class and 1.15% for the Advisor Class of the Global Low Volatility Equity Fund, and 1.00% for the Institutional Class and 1.25% for the Advisor Class of the U.S. Small-Mid Cap Equity Fund (each, an “Expense Cap”), subject to certain exclusions. The Contractual Waivers exclude certain Fund expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses, such as litigation and other expenses not incurred in the ordinary course of business. With respect to each Class of each Fund, any fees waived or expenses reimbursed by the Investment Manager pursuant to a Contractual Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years after the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such

Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed.

The Investment Manager and its affiliates may also, from time to time, voluntarily waive or reimburse all or a part of a Fund’s operating expenses. Expense reimbursements by the Investment Manager and its affiliates will increase a Fund’s total returns. Voluntary waivers and reimbursements may be changed or eliminated at any time.

The Investment Manager will voluntarily waive investment management fees payable by a Fund in an amount equal to 100% of the investment management fee the Investment Manager receives from an Affiliated Money Market Fund as a result of that Fund’s investment in the Affiliated Money Market Fund.

The following table shows the dollar amount of investment management fees earned with respect to each Fund, along with the amount of these fees that were waived, if any. The data for the following Funds is from the fiscal years ended January 31, 2016, 2017 and 2018, respectively.

	Fee	Fee Waived	Expenses Reimbursed
Global Low Volatility Equity Fund
Fiscal year ended January 31, 2018	$276,827	$232,993	$0
Fiscal year ended January 31, 2017	$164,993	$164,993	$43,726
Fiscal year ended January 31, 2016	$94,955	$94,955	$137,974
U.S. Small-Mid Cap Equity Fund
Fiscal year ended January 31, 2018	$801,152	$90,547	$0
Fiscal year ended January 31, 2017	$794,891	$83,491	$0
Fiscal year ended January 31, 2016	$817,943	$73,592	$0

Subadviser

Epoch Investment Partners, Inc., an affiliate of TDAM, serves as investment subadviser to the U.S. Small-Mid Cap Equity Fund. Pursuant to a Subadvisory Agreement with TDAM with respect to the U.S. Small-Mid Cap Equity Fund, Epoch implements the investment program for the Fund. As of January 31, 2018, Epoch managed approximately $51 billion in assets. Epoch’s principal offices are located at 399 Park Avenue, New York, NY 10022.

The Subadvisory Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of the U.S. Small-Mid Cap Equity Fund, or by the Board. The Subadvisory Agreement may be terminated at any time upon 60 days’ prior written notice, without penalty, by the Board, by either party, or by a majority vote of the outstanding shares of the U.S. Small-Mid Cap Equity Fund, and will terminate automatically upon assignment. The Subadvisory Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Subadvisory Agreement, and by the shareholders of the U.S. Small-Mid Cap Equity Fund.

The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law, or for any loss suffered by the U.S. Small-Mid Cap Equity Fund or TDAM in connection with the matters to which such agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for service, or from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Subadviser to the U.S. Small-Mid Cap Equity Fund under the Subadvisory Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board’s approval of the Subadvisory Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended July 31, 2017.

Under the Subadvisory Agreement, TDAM (not the U.S. Small-Mid Cap Equity Fund) will pay the Subadviser a fee, accrued daily and payable monthly, at an annual rate based on the U.S. Small-Mid Cap Equity Fund’s average daily net assets in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
Next $1 billion	0.45%
Over $2 billion	0.40%

The following table shows the dollar amount of subadvisory fees paid by the Investment Manager to the Subadviser with respect to the U.S. Small-Mid Cap Equity Fund. The data is from the fiscal years ended January 31, 2016, 2017 and 2018, respectively.

Fee
Fiscal year ended January 31, 2018	$585,458
Fiscal year ended January 31, 2017	$496,921
Fiscal year ended January 31, 2016	$482,785

Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of January 31, 2018.

Other Accounts Managed, Portfolio Manager Compensation Structure, Fund Ownership, and Potential Conflicts of Interest

Management of Other Accounts. As of January 31, 2018, the Funds’ portfolio managers were also primarily responsible for the day-to-day management of other accounts, as set forth in the table on the following page.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category above, the following table shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Jean Masson:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	0	53	15
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (includes all accounts including performance-based fee accounts)	$0	$37,497,000,000	$2,002,000,000
Assets Managed with Performance-Based Fees	$0	$0	$52,000,000

The following table provides information relating to other accounts managed by Yuriy Bodjov:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	0	15	4
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (includes all accounts including performance-based fee accounts)	$0	$16,101,000,000	$321,000,000
Assets Managed with Performance-Based Fees	$0	$0	$52,000,000

The following table provides information relating to other accounts managed by Julien Palardy:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	0	53	15
Number of Accounts Managed with Performance-Based Fees	0	0	1
Assets Managed (includes all accounts including performance-based fee accounts)	$0	$37,497,000,000	$2,002,000,000
Assets Managed with Performance-Based Fees	$0	$0	$52,000,000

The following table provides information relating to other accounts managed by David N. Pearl:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	7	21	49
Number of Accounts Managed with Performance-Based Fees	0	0	7
Assets Managed (includes all accounts including performance-based fee accounts)	$2,945,678,055	$10,603,288,991	$7,026,044,641
Assets Managed with Performance-Based Fees	$0	$0	$1,170,509,399

The following table provides information relating to other accounts managed by Michael A. Welhoelter:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	20	44	109
Number of Accounts Managed with Performance-Based Fees	0	1	10
Assets Managed (includes all accounts including performance-based fee accounts)	$15,566,500,667	$17,534,516,393	$15,387,950,182
Assets Managed with Performance-Based Fees	$0	$42,259,618	$1,649,625,744

The following table provides information relating to other accounts managed by Michael Caputo:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	3	6	3
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (includes all accounts including performance-based fee accounts)	$1,346,268,037	$955,303,575	$267,992,622
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Justin Howell:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	3	3	24
Number of Accounts Managed with Performance-Based Fees	0	0	3
Assets Managed (includes all accounts including performance-based fee accounts)	$1,448,853,346	$583,977,861	$1,651,662,282
Assets Managed with Performance-Based Fees	$0	$0	$173,175,886

Portfolio Manager Compensation Structure

TDAM

As a member of TD Bank Group (“TDBG”) and participant of the TD Asset Management Performance Compensation Plan (“TDAM PCP”), the Investment Manager has the following major components in its compensation program for the portfolio managers of the Funds:

1 — Base Salary

2 — Annual Cash Incentive

3 — Annual Equity Incentive

TDBG (including the Investment Manager) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager defers a portion of their Annual Incentive, based on their level within the organization. The Equity Incentive portion of their compensation is designed to align to shareholder interests, protect the long-term interests of the bank, support the retention of key resources, and also reward eligible employees for carrying out their employment and post-employment duties and obligations to TDAM. Plan participants are eligible to receive equity compensation awards under the TD Restricted Share Unit Plan (TD RSUs). Restricted Share Units are designed to encourage employees to increase their interest in the long term success of TDBG by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid or granted as part of the Annual Cash Incentive or Annual Equity Incentive portion of the TDAM PCP may vary. In the case of the Investment Manager, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year. Key factors affecting compensation under the TDAM Performance Compensation Plan are the Investment Manager’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Epoch

Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual performance bonus, which is reviewed and determined annually by Epoch’s Operating Committee with input from the employee’s supervisor and Epoch’s Human Resources Department. The level of compensation for each employee is based on a number of factors including individual performance, firm performance and marketplace compensation analysis and information.

For senior employees, a portion of their annual performance bonus is deferred, typically with a three-year vesting schedule, and invested in Epoch-managed investment vehicles, Epoch Performance Units and TD Restricted Stock Units. In addition, Managing Directors are eligible to participate in Epoch’s Long-Term Incentive Plan, which is designed to reward superior long-term business performance over a multi-year period.

Investment team members are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the firm, and corporate citizenship. The Operating Committee reviews product performance, including risk-adjusted returns over one- and three-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are also reviewed on an annual basis.

Fund Ownership of Portfolio Managers. As of January 31, 2018, none of the portfolio managers listed above beneficially owned shares of the Fund or Funds that each manages.

Potential Conflicts of Interest. Since the Funds and the other accounts managed by each portfolio manager of TDAM may have similar investment strategies, in theory it is possible that the portfolio manager could favor one or more of the other accounts over the Funds. However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the U.S. Small-Mid Cap Equity Fund other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

Administration

Pursuant to an Amended and Restated Administration Agreement (the “Administration Agreement”) with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Funds, provides administrative services to each of the Funds. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator is entitled to receive from each Fund an annual fee, payable monthly, of 0.05% of average daily net assets of the Fund. The fee is accrued daily as an expense of each Fund.

Prior to December 18, 2017, the Administrator was party to a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performed certain of the foregoing administrative services for the Company (the “Citi Sub-administration Agreement”). Under the Citi Sub-administration Agreement, the Administrator paid Citi’s fees for providing such services. On September 27, 2017, the Board approved the termination of the Citi Sub-administration Agreement, and approved an agreement with SEI, One Freedom Valley Drive, Oaks, PA 19456, pursuant to which SEI performs certain of the foregoing administrative services for the Company, effective December 18, 2017 (the “Sub-administration Agreement”). Under the Sub-administration Agreement, the Administrator pays SEI’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Board, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

The following table shows the dollar amount of administration fees earned with respect to each Fund, along with the amount of these fees that were waived, if any. The data for the following Funds is from the fiscal years ended January 31, 2016, 2017 and 2018, respectively:

	Fee	Fee Waived	Fees Reimbursed
Global Low Volatility Equity Fund
Fiscal year ended January 31, 2018	$19,774	$19,774	$0
Fiscal year ended January 31, 2017	$11,785	$11,785	$0
Fiscal year ended January 31, 2016	$6,783	$6,783	$0
U.S. Small-Mid Cap Equity Fund
Fiscal year ended January 31, 2018	$50,073	$50,073	$0
Fiscal year ended January 31, 2017	$49,680	$49,680	$0
Fiscal year ended January 31, 2016	$51,123	$51,123	$0

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO (the “Distribution Agreement”), SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Institutional Classes of the Funds do not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the

Distribution Agreement. The Distribution Agreement was approved by the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a Shareholder Services and Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) with respect to the Advisor Class of each Fund. The 12b-1 Plan permits the Advisor Class of each Fund to pay from its assets a service and distribution fee at an annual rate not exceeding 0.25% of the average daily net asset value of such Class (“12b-1 Fees”) to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others (collectively, “Servicing Parties”) that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). The 12b-1 Fees paid by the Advisor Class of each Fund are computed and accrued daily and are paid by the Advisor Class in amount equal to the amount owed to a Servicing Party pursuant to the terms of the Rule 12b-1 Agreements.

The Funds have entered into a Rule 12b-1 Agreement with SIDCO, pursuant to which the Advisor Class of each Fund pays from its assets 12b-1 Fees at an annual rate of 0.25% of its average daily net assets. The 12b-1 Plan also provides that TDAM, as the investment adviser and administrator to each Fund, or any successor investment adviser or administrator, or an affiliate of the foregoing, may use its management or administration fee revenues, past profits or its resources from any other source, to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of a Fund’s shares, and other distribution-related services or shareholder servicing activities, including, but not limited to advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Any payments made by TDAM (or any successor investment adviser or administrator) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any Rule 12b-1 Agreements (“12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fee with respect to a Fund’s Advisor Class without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of such Class are present or represented by proxy (a “Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Fund’s Advisor Class by: (a) a majority vote of the 12b-1 Directors, or (b) a Majority Stockholder Vote.

The following table shows the dollar amount of 12b-1 fees paid by the Advisor Class of each Fund, along with the amount of these fees that were waived, if any, for the fiscal year ended January 31, 2018.

	Fee Paid	Fee Waived
Global Low Volatility Equity Fund
Fiscal year ended January 31, 2018	$2,818	$3
U.S. Small-Mid Cap Equity Fund
Fiscal year ended January 31, 2018	$422	$364

Transfer Agent and Custodian

FIS Investor Services LLC (formerly, SunGard Investor Services LLC) (the “Transfer Agent”), 4249 Easton Way — Suite 400, Columbus, OH 42319 serves as transfer agent for each Fund.

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “TDAM Proxy Voting Policy”). Where a Fund has retained the services of a subadviser to provide day-to-day portfolio management for the Fund, the Investment Manager may delegate proxy voting authority to the subadviser. The Investment Manager has delegated proxy voting responsibility to Epoch with respect to the U.S. Small-Mid Cap Equity Fund. The Board has approved Epoch’s proxy voting policy (the “Epoch Proxy Voting Policy”). Each of the Investment Manager and Epoch may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager or Epoch, as applicable, shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

Each Fund’s proxy voting record for the 12-month period ending June 30th will be available, without charge, online at www.tdassetmanagementusa.com. It will also be available by visiting the SEC’s website at http://www.sec.gov.

Investment Manager’s Proxy Voting Guidelines

The Investment Manager has retained proxy voting authority with respect to the Global Low Volatility Equity Fund.

The objective of the TDAM Proxy Voting Policy is to ensure that proxies are voted in the best interests of the Fund. Pursuant to the TDAM Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all-encompassing and may not be applied if their application would not be in the best interests of the Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of the Fund (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The TDAM Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the TDAM Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the TDAM Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.
Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any Supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ Compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of a Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the TDAM Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the TDAM Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to the Investment Manager (the “Committee”), will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the TDAM Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Epoch’s Proxy Voting Guidelines

The Investment Manager has delegated proxy voting authority to Epoch, as subadviser to the U.S. Small-Mid Cap Equity Fund.

A summary of the Epoch Proxy Voting Policy, which has been approved by the Board on behalf of the U.S. Small-Mid Cap Equity Fund, is set forth below. This summary is not an exhaustive list of all of the issues that may arise or of all matters addressed by the Epoch Proxy Voting Policy, and whether Epoch supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

The Epoch Proxy Voting Policy provides that all proxy voting decisions be made in a manner Epoch determines to be in the best interests of the Fund and its shareholders. Epoch is committed to voting proxies in a manner that it believes will further the economic value of each investment held in the Fund’s portfolio.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, Epoch has retained ISS. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch by ISS include in-depth research, voting recommendations, vote execution and recordkeeping. Epoch has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that Epoch’s judgment differs from that of ISS, Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for Epoch’s files. Additionally, Epoch’s Chief Compliance Officer will periodically review the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of ISS — are being voted consistently with Epoch’s fiduciary duties.

Epoch believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between Epoch’s interests and those of its clients.

Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among its series, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

Codes of Ethics

The Company, the Investment Manager, the Subadviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager, the Subadviser and the Distributor have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

The Investment Manager and Subadviser place orders for the purchase and sale of assets with brokers and dealers selected by and in their discretion. In placing orders for a Fund’s portfolio transactions, the Investment Manager and Subadviser seek “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager and Subadviser may give consideration to those firms that provide market, statistical and other research and order execution services to the Company, the Investment Manager and the Subadviser and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager or Subadviser determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager or Subadviser. Any research benefits derived from such services are available for all clients of the Investment Manager or Subadviser and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s and Subadviser’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager or Subadviser receive brokerage commissions in recognition of research services provided to the Investment Manager or Subadviser.

The Investment Manager and Subadviser may employ broker-dealer affiliates of the Investment Manager or Subadviser (collectively, “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Independent Directors, has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for a Fund by an Affiliated Broker at no net cost to the Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Fund’s procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager and Subadviser. On occasions when the Investment Manager or Subadviser deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager or Subadviser, the Investment Manager or Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or Subadviser in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, a Fund will attempt to negotiate best execution. Purchases and sales of fixed income securities are generally effected as principal transactions. Fixed income securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal years ended January 31, 2016, January 31, 2017 and January 31, 2018, each of the Funds paid the following amounts pursuant in total brokerage commissions:

Total Commissions
Global Low Volatility Equity Fund
Fiscal year ended January 31, 2018	$8,164
Fiscal year ended January 31, 2017	$26,354
Fiscal year ended January 31, 2016	$10,570
U.S. Small-Mid Cap Equity Fund
Fiscal year ended January 31, 2018	$54,137
Fiscal year ended January 31, 2017	$77,409
Fiscal year ended January 31, 2016	$71,322

For the above fiscal years ended January 31, 2016, January 31, 2017 and January 31, 2018, the Funds did not pay any amounts to Affiliated Brokers.

The turnover rate for each Fund for the fiscal year ended January 31, 2017 was as follows: Global Low Volatility Equity Fund — 28% and U.S. Small-Mid Cap Equity Fund — 77%. The turnover rate for each Fund for the fiscal year ended January 31, 2018 was as follows: Global Low Volatility Equity Fund — 13% and U.S. Small-Mid Cap Equity Fund — 71%.

DIVIDENDS AND TAXES

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. Dividends from such net investment income are paid as set forth in each Fund’s Prospectus.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board. Unless a shareholder elects payment in cash, all net investment income and capital gains distributions of each Fund are automatically reinvested in additional full and fractional shares of the Fund at the NAV per share as of the payment date of the distribution. A shareholder should contact the applicable Fund or financial intermediary in order to elect to receive distributions in cash.

Short-term capital gain distributions by a Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains (including dividend income classified as “qualified dividend income”) are taxed at a rate of 15% or 20% for individuals and other non-corporate shareholders, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. All other dividend income is taxable to shareholders as ordinary income. Any realized capital loss to the extent not offset by realized capital gain may be carried forward.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to elect to be treated and to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code, by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income (described below) and the timely distribution of all its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Certain of a Fund’s investments in master limited partnerships (“MLPs”) may be considered qualified publicly traded partnerships and, therefore, the extent to which the Fund may invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. There were no losses carried forward under these new provisions as of January 31, 2018 for the Global Low Volatility Equity Fund or U.S. Small-Mid Cap Equity Fund, respectively.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Funds are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Cost Basis Reporting of Shareholder Proceeds. The Company (or its administrative agent) is required to report to shareholders and the IRS cost basis information for all shares purchased on or after January 1, 2012 and sold or exchanged on or after that date, and to report whether a gain or loss from such a sale is short-term (shares held for one year or less) or long-term (shares held for more than one year). Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. For each sale of shares, the Company will permit shareholder to elect from among several cost basis methods accepted by the IRS. If a shareholder does not elect an accepted cost basis method, the Company will use a default cost basis method of average cost. If a shareholder changes its cost basis method prior to the first redemption, the new cost basis method will apply to all shares in the shareholder’s account. If, however, a shareholder changes its cost basis method after the first redemption, the new cost basis method will apply only to shares acquired on or after the date of change. Shareholders should consult with their own tax advisors to determine the best cost basis method for their tax situation.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Market discount and other amounts may be subject to similar treatment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The

Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions”; or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country; or (iii) tax rules applicable to debt obligations acquired with “original issue discount, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause such Fund to report some or all of its distributions as “excess inclusion income.”

To Fund shareholders such excess inclusion income may (i) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset against net operating losses for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January of each year describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Fund is currently required by law to withhold tax, at the applicable back-up withholding rate, from certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. Shareholders should consult their own tax advisors regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisors regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of each Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for each Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern Time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Each Fund values its securities using various methods depending on the primary market or exchange on which the securities trade. An equity security listed or traded on a foreign or domestic exchange, (except for The Nasdaq Stock Market, Inc. (“Nasdaq”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. An equity security listed or traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the Fund’s net asset value. If no sale price is shown on Nasdaq, the security will be valued at the mean of the last bid and asked prices. Lacking any such sales on the primary exchange on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other equity securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Many of the securities in which the Funds may invest are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Accordingly, each Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures.

As necessary, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The use of fair value pricing is expected to result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.

Because the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the Funds’ share value may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

Investors wishing to purchase shares directly from a Fund must meet one of the following initial purchase and minimum account balance requirements as applicable to each of the Institutional Class and the Advisor Class:

(1) For the Institutional Class, either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across the Institutional Class of shares of the Funds or (ii) $10,000,000 per household (by address) across the Institutional Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: the TD Institutional U.S. Government Fund, and the TD Institutional Treasury Obligations Money Market Fund.

(2) For the Advisor Class, a combined initial purchase and minimum account balance requirement of $100,000 per household (by address) across the Advisor Class of shares of the Funds.

The initial purchase and minimum account balance requirement do not apply to purchases of shares by officers and directors of the Company.

To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a series will have the exclusive right to vote on matters affecting only the rights of the holders of that series. For example, shareholders of a series will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that series. Shareholders of the series of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 1.8 billion shares of the Global Low Volatility Equity Fund with 1.5 billion shares designated to the Institutional Class and 300 million shares designated to the Advisor Class and 1.2 billion shares of the U.S. Small-Mid Cap Equity Fund, with 1 billion shares designated to the Institutional Class and 200 million shares designated to the Advisor Class. Each share of a Fund is entitled to participate pro rata in the dividends and distributions from that Fund.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the person who owned of record or beneficially 5% or more of a Class’s outstanding shares as of May 1, 2018.

Fund/Class	Shares	% of Class
TD Global Low Volatility Equity Fund – Advisor Class
Michael Kutsen* Dallas, Texas 75219-7678	77,101.24	99.00%

*	Shareholders owning 25% or more of outstanding shares may be able to greatly affect or determine the outcome of a shareholder vote.

There were no persons who owned of record or beneficially 5% or more of the Epoch U.S. Small-Mid Cap Equity Fund’s outstanding shares as of May 1, 2018.

Conflicts of Interest of Affiliate as Shareholder

An affiliate of TDAM owns a substantial portion of the Funds’ outstanding shares. The TDAM affiliate will likely sell the Fund shares it holds as additional Fund shares are purchased by other investors. As a majority shareholder, the TDAM affiliate holds a substantial amount of the Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Directors, approval or renewal of advisory contracts, and any vote relating to a reorganization or merger of each Fund. The ability to exercise a controlling influence over the Funds may result in conflicts of interest because, among other things, TDAM is the investment manager of the Funds.

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT-TERM ISSUER CREDIT RATINGS.

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). 1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

FITCH SHORT-TERM RATINGS

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

S&P MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS BOND RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

TDAMSAI05

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
May 31, 2018

TD ASSET MANAGEMENT USA FUNDS INC.

FIXED INCOME PORTFOLIO SHARES
TD 1- to 5-Year Corporate Bond Portfolio (TDFPX)
TD 5- to 10-Year Corporate Bond Portfolio (TDFSX)

399 Park Avenue
New York, New York 10022
(866) 416-4031

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 31, 2018 (the “Prospectus”) for the TD 1- to 5-Year Corporate Bond Portfolio and the TD 5- to 10-Year Corporate Bond Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

The Portfolios’ financial statements and financial highlights for the fiscal year ended January 31, 2018, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdassetmanagementusa.com.

® The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

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TD ASSET MANAGEMENT USA FUNDS INC.

TD 1- to 5-Year Corporate Bond Portfolio
TD 5- to 10-Year Corporate Bond Portfolio

GENERAL INFORMATION ABOUT THE COMPANY

TD Asset Management USA Funds Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple series. This SAI pertains to the TD 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Portfolio”) and the TD 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Portfolio”).

Each of the Portfolios is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment policies and restrictions that are designated as fundamental may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

The Prospectus identifies and summarizes the individual types of securities in which each Portfolio invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to each Portfolio. Accordingly, the Investment Manager is not required to register with the Commodity Futures Trading Commission (“CFTC”) as a CPO or to comply with the CFTC’s disclosure, reporting and recordkeeping requirements generally applicable to registered CPOs. In order to rely on the exclusion, each Portfolio is limited in its ability to engage in commodity interest transactions (which generally include transactions in futures, options on futures and swaps), whether directly or indirectly through investments in other investment vehicles. With respect to transactions in commodity interests entered into by a Portfolio for other than “bona fide hedging” purposes (as defined in the CFTC rules), either: (1) the aggregate initial margin and premiums required to establish such positions may not exceed 5% of the liquidation value of the Portfolio’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such positions, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Portfolio’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to the requirement that each Portfolio meet one or the other of the foregoing trading limitations at all times, no Portfolio may market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Descriptions in this SAI of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Investment

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Manager, in its discretion, might, but is not required to, use in managing the Portfolio’s portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Manager, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Portfolio would not use them. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

Asset-Backed Securities

Asset-backed securities are securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Below Investment Grade Debt Securities

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio, although the Investment Manager will consider such event in its determination of whether the Portfolio should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact a Portfolio’s net asset value. Each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

For a description of ratings issued by Moody’s and S&P, see “Annex A — Ratings of Investments.”

Borrowing

Borrowing may exaggerate the effect on a Portfolio’s net asset value of any increase or decrease in the value of the Portfolio’s portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees

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and/or the cost of maintaining minimum average balances). Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. As a matter of fundamental policy, each Portfolio will not borrow money except as permitted by (i) the Investment Company Act or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The Investment Company Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Cash Management

A Portfolio can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial

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models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a NRSRO, commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO.

Convertible Securities

Convertible securities include debt securities (such as corporate bonds, notes and debentures) and other securities (preferred stock) that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities may provide a stream of current income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.

Derivatives

Derivatives are financial instruments that derive their value, at least in part, from the price of another security or asset, or the level of an index, or a rate. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Options and futures contracts are also considered types of derivative securities, and are described more fully below under the headings “Options” and “Futures Contracts and Options on Futures Contracts,” respectively. Other common types of derivatives include forward foreign currency exchange contracts (which are described more fully below under the heading “Foreign Investments — Foreign Currency Exchange Transactions”), forward contracts on securities and

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securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

A Portfolio may use derivatives, (i) to gain exposure to securities without actually investing in them directly (including when owning the derivative investment is more efficient or less costly than owning the security itself); (ii) to reduce risk, including the risk associated with currency fluctuations as described below; (iii) to enhance income; or (iv) to provide downside risk protection for one or more securities.

While derivative instruments are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative and the other investments in a Portfolio’s portfolio does not follow the Investment Manager’s expectations. If the Investment Manager’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Portfolio’s investments, but the Portfolio may also lose money on the derivative itself. Derivatives and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or the Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivatives are developed and offered to investors, the Investment Manager will, consistent with a Portfolio’s investment objective, policies and restrictions, consider making investments in such new types of derivatives.

Additional risks of derivatives include, but are not limited to, the risk of disruption of a Portfolio’s ability to trade in derivatives because of regulatory compliance problems or regulatory changes, credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The Investment Manager uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with each Portfolio’s investment objective, policies and restrictions, and does not expose the Portfolio to undue risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Portfolio. A Portfolio’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Investment Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Portfolio may wish to terminate or sell them. OTC instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures Contracts. A Portfolio may enter into futures contracts for any number of reasons as indicated in the Prospectus, including as a means of enhancing returns or to hedge against fluctuating interest rates or other risks associated with its investments in fixed income securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded.

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Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures position.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio generally realizes a capital gain, or if it is more, the Portfolio generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio generally realizes a capital gain, or if it is less, the Portfolio generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract.

When selling a futures contract, a Portfolio will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with volatility substantially similar to that of the index on which the futures contract is based).

Interest-Rate Futures Contracts. A Portfolio may invest in interest-rate futures contracts as a substitute for a comparable market position in the underlying securities.

Risks Associated with Futures Contracts. There can be no guarantee that there will be a correlation between price movements in the futures contract and in the securities to which the instrument relates, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. A Portfolio’s success in using futures for hedging depends, among other things, on the Investment Manager’s ability to predict correctly the direction and volatility of price movements in the futures markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position, and the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Portfolio may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Swaps. A Portfolio may enter into interest-rate swaps, index swaps and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Portfolio with another party of their respective commitments to

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pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If a Portfolio enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Portfolio’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Portfolio will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Portfolio may not receive the net amount of payments that the Portfolio contractually is entitled to receive.

Credit Default Swap Agreements. A Portfolio may enter into credit default swap agreements either as a buyer or a seller. A Portfolio may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. A Portfolio may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly.

If a Portfolio is a buyer and no credit event occurs, the cost to the Portfolio is the premium paid with respect to the agreement. If a credit event occurs, however, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Portfolio to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Portfolio, resulting in a loss of value to the Portfolio.

If a Portfolio is a seller and no credit event occurs, the Portfolio would generally receive an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When a Portfolio acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Portfolio may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Portfolio bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Portfolio bears the same risk as a buyer of fixed income securities directly. A Portfolio will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid. Other credit default swap agreements, however, may be considered liquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. A Portfolio will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio’s repurchase agreement guidelines). Credit default swap agreements are

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generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, a Portfolio would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Accordingly, a Portfolio will segregate liquid investments in an amount equal to the full notional value of the swap of which it is the seller.

When a Portfolio buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Portfolio’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. A Portfolio may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Regulatory Risk. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements (such as the currency and interest rate transactions, credit default swaps and options described herein), may limit or prevent a Portfolio from using such instruments as part of its investment strategy, which could negatively impact a Portfolio. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, following the compliance dates, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose capital, margin, business conduct, reporting and disclosure requirements on dealers, recordkeeping requirements on counterparties such as the Portfolio, and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been adopted through rulemaking or must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Portfolio, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Portfolio to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Portfolio engages in derivative transactions could also prevent the Portfolio from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

In an attempt to reduce systemic and counterparty risks associated with OTC derivatives transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives must be executed in regulated markets and submitted for clearing to regulated clearinghouses. The CFTC has issued rules requiring the clearing of certain OTC derivatives transactions that fall within its jurisdiction and it is expected that the CFTC and the SEC will require the clearing of more transactions in the future. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or CFTC- mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. The OTC derivative dealers with which a Portfolio may execute the majority of its OTC derivatives will not be able to rely on the end-user exemptions under the Dodd-Frank Act and therefore such dealers will be subject to clearing and margin requirements notwithstanding whether the Portfolio is subject to such requirements. OTC derivative dealers also will be required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations. This will further increase the dealers’ costs, which costs are expected to be passed through to other market participants in the form of higher fees and less favorable dealer marks. In addition, a Portfolio may also be required to post higher margin amounts to certain of the dealers with which it trades and that will increase the costs of the Portfolio, possibly restrict its ability to execute such trades and reduce the amount of available capital with which to implement its investment strategy.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. A Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such

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scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The CFTC has also issued rules requiring certain OTC derivatives transactions, that fall within its jurisdiction, and that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. It is expected that the CFTC and the SEC will require the execution on a regulated market of additional OTC derivatives transaction in the future. Such requirements may make it more difficult and costly for investment funds, including a Portfolio, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement.

If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

Asset Coverage Requirements for Certain Derivative Transactions. Each Portfolio will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the exercise price and any excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. A Portfolio will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Foreign Investments

Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. The securities of foreign issuers in which the Portfolios may invest include non-U.S. and U.S. dollar-denominated securities issued, assumed or guaranteed by foreign corporations or other business organizations, foreign governments or political

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subdivisions or instrumentalities thereof, and U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollar obligations), U.S. branches of foreign banks (Yankee dollar obligations) and foreign branches of foreign banks.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Portfolio may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. (See “Depositary Receipts.”) Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets.

To the extent that such investments are consistent with its investment objective, a Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. These risks are heightened for investments in developing countries. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Portfolio can earn on its investments.

The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets or income back into the United States or otherwise adversely affect a Portfolio’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Portfolio’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Portfolio.

The Portfolios generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or

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issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio because of subsequent declines in the value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio’s custodian values the Portfolio’s assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because certain Portfolios normally will be invested in both U.S. and foreign securities markets, changes in those Portfolios’ share prices may have low correlations with movements in U.S. markets. A Portfolio’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Portfolio’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

Illiquid Securities

A Portfolio may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the

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Securities Act of 1933, as amended (the “Securities Act”), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio. It is each Portfolio’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Portfolio’s net assets. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Company’s Board of Directors (the “Board”) has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Manager will monitor such restricted securities. Among the factors the Investment Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) the willingness of dealers to undertake to make a market in the security; (v) the trading and markets for the security; and (vi) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Manager monitors the liquidity of the securities in each Portfolio’s portfolio and reports periodically on such decisions to the Board.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest

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rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investment Company Securities

A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate.

In addition, a Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, a Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager (“Affiliated Money Market Funds”), in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

The Investment Manager will voluntarily waive advisory fees payable by the Portfolio in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Money Market Fund as a result of the Portfolio’s investment in the Affiliated Money Market Fund.

Exchange-Traded Funds. Other investment companies may include exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Portfolio’s investments in certain ETFs may exceed certain of the limits described above.

Investment-Grade Debt Securities

Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a higher susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).

Mortgage-Backed Securities

Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and

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ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Portfolio, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Portfolio will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Portfolio’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Portfolio purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities

Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating

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expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

A Portfolio may enter into repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price). Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Portfolio might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. In the event of a bankruptcy or other default of a buyer, a Fund might have expenses in enforcing its rights under the reverse repurchase agreement.

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Rule 144A Securities

Rule 144A securities are securities that are not registered under the Securities Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Investment Manager, acting under guidelines approved and monitored by the Board that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(a)(2) Paper

Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(a)(2) paper to be liquid. However, pursuant to procedures adopted by the Board, if an investment in Section 4(a)(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 15% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(a)(2) paper on a continuous basis.

Securities Lending

A Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Portfolio’s total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the size, creditworthiness and reputation of the broker, dealer or financial institution, as well as any other relevant factors will be considered. The principal risk of portfolio securities lending is potential default or insolvency of the borrower. In either of these cases, the Portfolio could lose all or part of the value of the loaned securities if the value of the collateral falls (including the value of investments made with cash collateral) and is not sufficient to cover the buy-back of loaned securities and the Portfolio could also experience delays in recovering securities. The Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that a Portfolio may receive as collateral will not become part of the Portfolio’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

The Portfolios currently do not participate in a securities lending program but may determine to do so in the future, subject to Board approval.

Stripped Securities

Stripped securities are the separate income or principal components of a fixed income security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Short-Term Instruments and Temporary Investments

When market or business conditions warrant, each Portfolio may assume a temporary defensive position and invest without limit in investment-grade money market or short-term debt instruments. The Portfolio may also invest in certain money market instruments on an ongoing basis to provide liquidity or for temporary purposes in light of shareholder purchase or redemption activity. The instruments in which a Portfolio may invest include: (i) short-term obligations

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issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the Investment Manager; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “A” by Moody’s or S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Investment Manager are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolio. A Portfolio also may invest in money market mutual funds that invest in the above-described instruments. To the extent a Portfolio assumes a temporary defensive position it may not be pursuing its investment objective.

U.S. Government Securities

U.S. government securities include obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, GNMA, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although, the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

When-Issued and Delayed Delivery Basis Securities

When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. A Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

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In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment, except with respect to borrowing. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Portfolio, or if the maturity of a security is extended after purchase by the Portfolio, the Investment Manager will decide whether the security should be held or sold.

The following are the Fundamental Investment Restrictions of each Portfolio. Each Portfolio (unless otherwise noted) may not:

(1) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Portfolio may be permitted to do so by the Investment Company Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, exemptive order, SEC release, no-action letter or similar relief or interpretations;

(2) issue senior securities except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) borrow money, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(4) engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities;

(5) invest more than 25% of its net assets in the securities of issuers in any particular industry or group of industries (excluding the U.S. government and its agencies and instrumentalities);

(6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein issued by companies that invest in real estate or interests therein;

(7) buy or sell commodities or commodity (futures) contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio’s Prospectus and Statement of Additional Information, as they may be amended from time to time; and

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(8) lend money or other assets except to the extent permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. For purposes of this Fundamental Investment Restriction, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Portfolio.

The following Investment Restriction is not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to: purchase or hold any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdassetmanagementusa.com) as of the end of each calendar quarter, generally subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s calendar quarter-end top ten holdings, generally also with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than quarterly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

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MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for oversight of the Company rests with its Board.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” Directors who are not “interested persons” of the Company as defined in the Investment Company Act are referred to as “Independent Directors.” “Fund Complex” includes the Portfolios, the TD Global Low Volatility Equity Fund, the Epoch U.S. Small-Mid Cap Equity Fund, the TD Money Market Portfolio, the TD U.S. Government Portfolio, the TD Municipal Portfolio, the TD California Municipal Money Market Portfolio, the TD New York Municipal Money Market Portfolio, the TD Institutional U.S. Government Fund and the TD Institutional Treasury Obligations Money Market Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 65	Chairman of the Board and Director	Chairman of the Board since 6/20/13; Chairman of the Nominating/ Governance Committee, March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm), since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	11	Director, Abel Noser Holdings (2016 – present); Member, USC Marshall Business School Board (2010 – present); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (2017 – present); Director, Independent Life Insurance Company (2018 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 66	Director and Chairman of the Audit Committee	Director since 12/18/08; Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Advisor to New York State Banking Department; real estate investor.	11	Trustee Emeritus, Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 55	Director and Chairman of the Nominating/ Governance Committee	Director since 9/23/14; Chairman of the Nominating/ Governance Committee since 6/22/17	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present).	11	Independent Trustee, Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934, as amended (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2018.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 66	Director	Since 12/17/10	Retired Senior Vice President – TD Bank Group.	11	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934, as amended (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2018.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Donald J. Herrema. Mr. Herrema has been a Director since 2009 and Chairman of the Board since June 2013. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014 and Chairman of the Nominating/Governance Committee since June 2017. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider. Mr. Herrmann’s prior experience as the chief executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as the Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

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Interested Director

Barbara F. Palk. Ms. Palk has been a Director since 2010. She has over 30 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also served on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	President and Chief Executive Officer	Since: 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 to 2015 and 2017 to present.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 54	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 47	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since: 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 58	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

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Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Portfolios. The Board, on behalf of the Company, has engaged TDAM to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing TDAM and other service providers in the operations of the Portfolios in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of four members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and prior service as Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Portfolios, the Board oversees the management of risks relating to the operation of the Company and the Portfolios. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolios and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is composed solely of Independent Directors, Messrs. Herrema, Herrmann and Kelly. The Audit Committee met four times during the fiscal year ended January 31, 2018.

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The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended January 31, 2018.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Nominating/Governance Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company. The Nominating/Governance Committee, on which Messrs. Herrema, Herrmann and Kelly currently serve, is composed solely of Independent Directors. The Nominating/Governance Committee may consider nominees recommended by any source, including among others, shareholders, as it deems appropriate. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Company at SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456. The Nominating/Governance Committee met once during the fiscal year ended January 31, 2018.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by each Director in the Company as of December 31, 2017 are set forth in the table below.

Name of Director	Dollar Range of Equity Securities in 1- to 5-Year Portfolio	Dollar Range of Equity Securities in 5- to 10-Year Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Donald J. Herrema	None	None	None
Robert P. Herrmann	None	None	None
James E. Kelly	None	None	None
Interested Director
Barbara F. Palk	None	None	None

As of May 1, 2018, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio. As of December 31, 2017, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Portfolios or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, or the distributor of the Portfolios.

Compensation of Directors

Officers and Directors who are “interested persons” of the Investment Manager, SIDCO or SEI Investments Global Funds Services (“SEI”) receive no compensation from the Company. As of April 1, 2017, each Independent Director receives, in the aggregate: (i) a base annual retainer of $69,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board, (v) a meeting fee of $5,000 for each special meeting attended in person, (vi) retainer for the Chairman is $22,000 annually, payable quarterly; and (vii) retainer for Audit Committee Chair is $10,500 annually, payable quarterly. Prior to April 1, 2017, each Independent Director received, in the aggregate: (i) a base annual retainer of $67,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there was no meeting of the full Board (v) a meeting fee of $6,500 for each special meeting attended in person, (vi) retainer for the Chairman is $20,000 annually, payable quarterly; and (vii) retainer for Audit Committee Chair is $10,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors will also be reimbursed for their expenses by the Company. The Interested Director is compensated by the Investment Manager or its affiliates for her services to the Company.

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The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended January 31, 2018, are as follows:

Name of Board Member	Aggregate Compensation from the Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$124,500	$0	$0	$124,500
Robert P. Herrmann	$103,000	$0	$0	$103,000
James Kelly	$113,375	$0	$0	$113,375
Interested Director
Barbara F. Palk	$103,000	$0	$0	$103,000

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Manager

TDAM USA Inc., a Delaware corporation, is the investment manager of each Portfolio. Pursuant to an investment management agreement with the Company on behalf of each Portfolio (the “Investment Management Agreement”), the Investment Manager manages the Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board.

The Investment Manager is an indirect, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as “TD Bank Group”). As of January 31, 2018, TD Bank Group had over $300USD billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of January 31, 2018, had total assets under management of approximately $11USD billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) the vote of a majority of the outstanding voting securities of each Portfolio, or by the Board. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board’s approval of the Investment Management Agreement is available in the Portfolios’ semi-annual shareholder report for the fiscal period ended July 31, 2017.

The Portfolios do not pay any management fee to the Investment Manager for its services. Each Portfolio is utilized as part of wrap fee or other SMA program, the sponsor of which charges participants a fee, part of which is paid to the Investment Manager for its services in providing strategies within the program for selection by clients. Accounts of

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clients that have selected such strategies are managed by TDAM, and a portion of such accounts may be invested in one or both of the Portfolios, depending on the particular strategy. The Portfolios did not pay the Investment Manager any management fees during the fiscal years ended January 31, 2016, 2017 and 2018, respectively.

TDAM has contractually agreed to waive all fees and pay or reimburse all fees and expenses of the Portfolio, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and non-routine expenses.

The Investment Manager will voluntarily waive investment management fees payable by a Portfolio in an amount equal to 100% of the investment management fee the Investment Manager receives from an Affiliated Money Market Fund as a result of that Portfolio’s investment in the Affiliated Money Market Fund.

Portfolio Managers

The Prospectus contains information about the individuals who are primarily responsible for the day-to-day management of the Portfolios (“portfolio managers”). The sections below contain certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. All information set forth below is as of January 31, 2018.

Other Accounts Managed, Portfolio Manager Compensation Structure, Portfolio Ownership, and Potential Conflicts of Interest

Management of Other Accounts. As of January 31, 2018, the Portfolios’ portfolio managers were also primarily responsible for the day-to-day management of other accounts, as set forth in the table on the following page.

The table on the following page shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Glenn S. Davis:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	2	0	3
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (includes all accounts including performance-based fee accounts)	$118,712,169	$0	$729,189,292
Assets Managed with Performance-Based Fees	$0	$0	$0

The following table provides information relating to other accounts managed by Dennis Woessner:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed (includes all accounts including performance-based fee accounts)	2	0	3
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (includes all accounts including performance-based fee accounts)	$118,712,169	$0	$729,189,292
Assets Managed with Performance-Based Fees	$0	$0	$0

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Portfolio Manager Compensation Structure

As a member of TD Bank Group (“TDBG”) and participant of the TD Asset Management Performance Compensation Plan (“TDAM PCP”), the Investment Manager has the following major components in its compensation program for the portfolio managers of the Portfolios:

1 — Base Salary

2 — Annual Cash Incentive

3 — Annual Equity Incentive

TDBG (including the Investment Manager) maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each portfolio manager defers a portion of their Annual Incentive, based on their level within the organization. The Equity Incentive portion of their compensation is designed to align to shareholder interests, protect the long-term interests of the bank, support the retention of key resources, and also reward eligible employees for carrying out their employment and post-employment duties and obligations to TDAM. Plan participants are eligible to receive equity compensation awards under the TD Restricted Share Unit Plan (TD RSUs). Restricted Share Units are designed to encourage employees to increase their interest in the long term success of TDBG by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid or granted as part of the Annual Cash Incentive or Annual Equity Incentive portion of the TDAM PCP may vary. In the case of the Investment Manager, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year. Key factors affecting compensation under the TDAM Performance Compensation Plan are the Investment Manager’s contribution to profit, the investment management affiliate’s contribution to profit, individual performance, teamwork and total compensation relative to the market.

Portfolio Ownership of Portfolio Managers. As of January 31, 2018, neither of the portfolio managers listed above beneficially owned shares of the Portfolio or Portfolios that each manages.

Potential Conflicts of Interest. Since the Portfolios and the other accounts managed by each portfolio manager of TDAM may have similar investment strategies, in theory it is possible that the portfolio manager could favor one or more of the other accounts over the Portfolios. However, the Investment Manager has established policies and procedures governing brokerage practice and the allocation of trades, which are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.

Administration

Pursuant to an Amended and Restated Administration Agreement (the “Administration Agreement”) with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation from the Portfolios. The Portfolios did not pay the Administrator any administration fees during the fiscal years ended January 31, 2016, 2017 and 2018, respectively.

Prior to December 18, 2017, the Administrator was party to a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performed certain of the foregoing administrative services for the Company (the “Citi Sub-administration Agreement”). Under the Citi Sub-administration Agreement, the Administrator paid Citi’s fees for providing such services. On September 27, 2017, the Board approved the termination of the Citi Sub-administration Agreement, and approved an agreement with SEI, One Freedom Valley Drive, Oaks, PA 19456, pursuant to which SEI performs certain of the foregoing administrative services for the Company, effective December 18,

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2017 (the “Sub-administration Agreement”). Under the Sub-administration Agreement, the Administrator pays SEI’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Board, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO (the “Distribution Agreement”), SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the Portfolios do not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Transfer Agent and Custodian

FIS Investor Services LLC (formerly, SunGard Investor Services LLC) (the “Transfer Agent”), 4249 Easton Way — Suite 400, Columbus, OH 42319 serves as transfer agent for each Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

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SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “TDAM Proxy Voting Policy”). Where the Portfolios have retained the services of a subadviser to provide day-to-day portfolio management for a Portfolio, the Investment Manager may delegate proxy voting authority to the subadviser. The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Portfolios and the Investment Manager acting on behalf of the Portfolios, have not voted any proxies.

Each Portfolio’s proxy voting record for the 12-month period ending June 30th will be available, without charge, online at www.tdassetmanagementusa.com. It will also be available by visiting the SEC’s website at http://www.sec.gov.

Investment Manager’s Proxy Voting Guidelines

The Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “TDAM Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of the TDAM Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the TDAM Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all-encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The TDAM Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the TDAM Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the TDAM Proxy Voting Policy.

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1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.
Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

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Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any Supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

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Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

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Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of a Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

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Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

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To ensure that the Investment Manager resolves all material conflicts of interest between each Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the TDAM Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the TDAM Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the TDAM Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among its series, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

Codes of Ethics

The Company, the Investment Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor have each adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

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BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in their discretion. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Investment Manager may employ broker-dealer affiliates (collectively, “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Independent Directors, has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for a Portfolio by an Affiliated Broker at no net cost to the Portfolio; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Portfolio’s procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, a Portfolio will attempt to negotiate best execution. Purchases and sales of fixed income securities are generally effected as principal transactions. Fixed income securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

For the fiscal years ended January 31, 2016, 2017 and 2018, the 1- to 5-Year Portfolio did not pay any amounts in brokerage commissions. For the fiscal years ended January 31, 2016, 2017, and 2018, the 1- to 5-Year Portfolio did not pay any amounts to affiliated brokers. For the fiscal years ended January 31, 2016, 2017 and 2018, the 5- to 10-Year Portfolio did not pay any amounts in brokerage commissions. For the fiscal years ended January 31, 2016, 2017 and 2018, the 5- to 10-Year Portfolio did not pay any amounts to affiliated brokers.

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The turnover rates for the fiscal year ended January 31, 2018 for the 1- to 5-Year Portfolio and the 5- to 10-Year Portfolio were 40% and 40%, respectively. The turnover rates for the fiscal year ended January 31, 2017 for the 1- to 5-Year Portfolio and the 5- to 10-Year Portfolio were 86% and 71%, respectively.

DIVIDENDS AND TAXES

Dividends and Distributions

Each Portfolio intends to distribute substantially all of its net investment income to shareholders in the form of dividends. Dividends from such net investment income are paid as set forth in each Portfolio’s Prospectus.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board. Unless a shareholder elects payment in cash, all net investment income and capital gains distributions of each Portfolio are automatically reinvested in additional full and fractional shares of the Portfolio at the NAV per share as of the payment date of the distribution. A shareholder should contact the applicable Portfolio or financial intermediary in order to elect to receive distributions in cash.

Short-term capital gain distributions by a Portfolio are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains (including dividend income classified as “qualified dividend income”) are taxed at a rate of 15% or 20% for individuals and other non-corporate shareholders, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. All other dividend income is taxable to shareholders as ordinary income. Any realized capital loss to the extent not offset by realized capital gain may be carried forward.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to elect to be treated and to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code, by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Portfolio’s income (described below) and the timely distribution of all its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting securities are held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum

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distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of January 31, 2018 for the 1- to 5-Year Portfolio were as follows:

1- to 5-Year Portfolio — $32,104 (short-term); $8,064 (long term)

There were no losses carried forward under these new provisions as of January 31, 2018 for the 5- to 10-Year Portfolio.

The Code imposes a 4% non-deductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Portfolios are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Cost Basis Reporting of Shareholder Proceeds. The Company (or its administrative agent) is required to report to shareholders and the IRS cost basis information for all shares purchased on or after January 1, 2012 and sold or exchanged on or after that date, and to report whether a gain or loss from such a sale is short-term (shares held for one year or less) or long-term (shares held for more than one year). Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. For each sale of shares, the Company will permit shareholder to elect from among several cost basis methods accepted by the IRS. If a shareholder does not elect an

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accepted cost basis method, the Company will use a default cost basis method of average cost. If a shareholder changes its cost basis method prior to the first redemption, the new cost basis method will apply to all shares in the shareholder’s account. If, however, a shareholder changes its cost basis method after the first redemption, the new cost basis method will apply only to shares acquired on or after the date of change. Shareholders should consult with their own tax advisors to determine the best cost basis method for their tax situation.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Market discount and other amounts may be subject to similar treatment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Portfolio’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

A Portfolio’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market, constructive sale or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions”; or (ii) the inability to obtain cash distributions or other

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amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country; or (iii) tax rules applicable to debt obligations acquired with “original issue discount, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Portfolio’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Portfolio were to elect otherwise.

To Portfolio shareholders such excess inclusion income may (i) constitute taxable income as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset against net operating losses for tax purposes; (iii) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (iv) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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The Transfer Agent will send each shareholder a notice in January of each year describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold tax, at the applicable back-up withholding rate, from certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. Shareholders should consult their own tax advisors regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisors regarding foreign tax consequences applicable to their purchase of Company shares.

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Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The price of each Portfolio’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Company for each Portfolio as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern Time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Securities and assets for which market quotations are readily available or which can be accurately valued within the Company’s established pricing procedures are valued at current market value. Each Portfolio values its securities using various methods depending on the primary market or exchange on which the securities trade. An equity security listed or traded on a foreign or domestic exchange, (except for The Nasdaq Stock Market, Inc. (“Nasdaq”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. An equity security listed or traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the Portfolio’s net asset value. If no sale price is shown on Nasdaq, the security will be valued at the mean of the last bid and asked prices. Lacking any such sales on the primary exchange on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other equity securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities’ most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Many of the securities in which certain Portfolios may invest are traded in markets that close before the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV. Accordingly, each Portfolio employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures.

As necessary, a Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Portfolio will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The use of fair value pricing is expected to result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Portfolio used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Portfolio’s shares.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by the Distributor. Shares of the Portfolios may be purchased and held only by or on behalf of clients participating in certain “wrap fee” or other separately managed account (SMA) programs.

To the extent that Portfolio securities are traded in other markets on days when the NYSE is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a series will have the exclusive right to vote on matters affecting only the rights of the holders of that series. For example, shareholders of a series will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that series. Shareholders of the series of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Portfolios: 1 billion shares of the 1- to 5-Year Portfolio and 1 billion shares of the 5- to 10-Year Portfolio. Each share of a Portfolio is entitled to participate pro rata in the dividends and distributions from that Portfolio.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

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Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

There were no persons who owned of record or beneficially 5% or more of a Portfolio’s outstanding shares as of May 1, 2018.

Conflicts of Interest of Affiliate as Shareholder

An affiliate of TDAM owns a substantial portion of the Portfolios’ outstanding shares. The TDAM affiliate will likely sell the Portfolio shares it holds as additional Portfolio shares are purchased by other investors. As a majority shareholder, the TDAM affiliate holds a substantial amount of the Portfolio’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Directors, approval or renewal of advisory contracts, and any vote relating to a reorganization or merger of each Portfolio. The ability to exercise a controlling influence over the Portfolios may result in conflicts of interest because, among other things, TDAM is the investment manager of the Portfolios.

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ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT-TERM RATINGS

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

FITCH SHORT-TERM RATINGS RATINGS

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

STANDARD & POOR’S MUNICIPAL NOTES RATINGS

A Standard & Poor’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S US MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out

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financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of a low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

48

DBRS BOND RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

49

TDAMSAI08

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 28. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)
	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)
	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)
	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note F)
	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note F)
	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note F)
	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note G)
	(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note L)
	(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note L)
	(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note N)
	(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note N)
	(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note O)
	(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (see Note Q)
	(14)	Articles Supplementary to Articles of Incorporation dated September 24, 2007 (see Note R)
	(15)	Articles Supplementary to Articles of Incorporation dated June 17, 2008 (see Note T)
	(16)	Articles Supplementary to Articles of Incorporation dated December 4, 2008 (see Note U)
	(17)	Articles Supplementary to Articles of Incorporation dated January 9, 2009 (see Note U)
	(18)	Articles Supplementary to Articles of Incorporation dated June 29, 2009 (see Note W)
	(19)	Articles Supplementary to Articles of Incorporation dated April 12, 2012 (see Note DD)
	(20)	Articles Supplementary to Articles of Incorporation dated July 17, 2012 (see Note DD)
	(21)	Articles Supplementary to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(22)	Articles of Amendment to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(23)	Articles Supplementary to Articles of Incorporation dated March 8, 2013 (see Note FF)
	(24)	Articles of Amendment to Articles of Incorporation dated March 8, 2013 (see Note FF)
	(25)	Articles Supplementary to Articles of Incorporation dated June 20, 2013 (see Note II)
	(26)	Articles Supplementary to Articles of Incorporation dated July 29, 2014 (see Note MM)
	(27)	Articles of Amendment to Articles of Incorporation dated December 7, 2016 (see Note SS)
	(28)	Form of Articles Supplementary to Articles of Incorporation (see Note SS)
	(29)	Articles Supplementary to Articles of Incorporation dated April 24, 2017 (see Note TT)
	(30)	Articles Supplementary to Articles of Incorporation dated November 15, 2017 (see Note UU)
	(31)	Articles Supplementary to Articles of Incorporation dated January 29, 2018 (see Note UU)
(b)		By-Laws, as amended to date (see Note O)
(c)		Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)
(d)	(1)	Amended and Restated Investment Management Agreement relating to the provision of services to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated April 4, 2012 (see Note DD)

	(2)	Second Amended and Restated Fee Waiver and Expense Reimbursement Recoupment Agreement, dated March 27, 2018 between TD Asset Management USA Funds, Inc. and TDAM USA Inc. (filed herewith)
	(3)	Investment Management Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated March 8, 2013 (see Note FF)
	(4)	Investment Management Agreement relating to the provision of services to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (See Note JJ)
	(5)	Amendment No. 1 to Investment Management Agreement relating to the provision of services to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
	(6)	Subadvisory Agreement with Epoch Investment Partners, Inc. relating to the provision of services to Epoch U.S. Large Cap Core Equity Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch Global Equity Shareholder Yield Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated March 20, 2013 (see Note GG)
	(7)	Expense Limitation Agreement with respect to TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated December 15, 2014 (See Note OO)
	(8)	Expense Limitation Agreement with respect to TD Core Bond Fund, TD High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, TD Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, TD Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated March 29, 2017 (see Note TT)
(e)	(1)	Distribution Agreement between Registrant and SEI Investments Distribution Co. on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated July 27, 2007 (see Note R)
	(2)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note V)
	(3)	Amendment to Distribution Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)
	(4)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note X)
	(5)	Amendment to Distribution Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated March 20, 2013 (see Note HH)
	(6)	Amendment to Distribution Agreement relating to the provision of services to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (see Note JJ)
	(7)	Amendment to Distribution Agreement relating to the provision of services to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
	(8)	Form of Sub-Distribution Agreement (see Note AA)
(f)		Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York Mellon, on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund, dated March 24, 2009 (see Note V)
	(2)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated June 20, 2013 (see Note JJ)
	(3)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated September 23, 2014 (see Note NN)
	(4)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated March 24, 2009 (see Note V)
	(5)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated January 17, 2017 (see Note SS)
(h)	(1)	Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio, dated May 9, 2007 (see Note R)
	(2)	Amendment to Transfer Agreement between Registrant and TD Ameritrade Clearing, Inc., dated May 9, 2007 (see Note DD)
	(3)	Amended Schedule A to Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., dated September 24, 2007 (see Note R)
	(4)	Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund, dated December 18, 2006 (see Note R)
	(5)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated December 11, 2007 (see Note S)
	(6)	Amendment No. 2 to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated June 29, 2009 (see Note W)
	(7)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated September 23, 2014 (see Note NN)
	(8)	Consent of Assignment of Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc., dated March 26, 2015 (see Note PP)
	(9)	Shareholder Servicing Plan (see Note V)
	(10)	Form of Shareholder Services Agreement (see Note V)
	(11)	Shareholder Services Agreement for TD Ameritrade, Inc. dated May 9, 2007 (see Note V)
	(12)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated December 4, 2008 (see Note V)
	(13)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated September 24, 2009 (see Note Y)
	(14)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated February 25, 2010 (see Note Z)
	(15)	Shareholder Services Agreement for TD Banknorth dated December 5, 2006 (see Note P)
	(16)	Amended Schedule A to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) dated June 29, 2009 (see Note X)
	(17)	Form of Amendment to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) (see Note T)

	(18)	Shareholder Services Agreement for Commerce Capital Markets, Inc., dated March 13, 2009 (see Note V)
	(19)	Amended Schedule A to Shareholder Services Agreement for TD Wealth Management Services Inc. (formerly Commerce Capital Markets, Inc.) (see Note W)
	(20)	Amended and Restated Administration Agreement relating to the provision of services to TD Money Market Portfolio, TD U.S. Government Portfolio, TD Municipal Portfolio, TD California Municipal Money Market Portfolio, TD New York Municipal Money Market Portfolio, TD Institutional U.S. Government Fund, TD Institutional Treasury Obligations Money Market Fund, TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, TD Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, TD Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund, dated September 27, 2017 (see Note UU)
	(21)	Amendment to Amended and Restated Administration Agreement relating to the provision of services to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (see Note JJ)
	(22)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)
	(23)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note O)
	(24)	Amendment to State Registration Services Agreement dated July 11, 2008 (see Note T)
	(25)	Amendment to State Registration Services Agreement dated March 10, 2009 (see Note V)
	(26)	Amendment to State Registration Services Agreement dated June 29, 2009 (see Note X)
	(27)	Amendment to State Registration Services Agreement, dated March 8, 2013 (see Note HH)
	(28)	Amendment to State Registration Services Agreement, dated June 20, 2013 (see Note JJ)
	(20)	Amendment to State Registration Services Agreement, dated September 23, 2014 (see Note NN)
	(30)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note H)
	(31)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note M)
	(32)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note M)
	(33)	Amendment to Accounting Services Agreement dated August 31, 2007 (see Note R)
	(34)	Amendment to Accounting Services Agreement, dated June 17, 2008 (see Note V)
	(35)	Amendment to Accounting Services Agreement, dated March 10, 2009 (see Note V)
	(36)	Amendment to Accounting Services Agreement, dated June 29, 2009 (see Note W)
	(37)	Amendment to Accounting Services Agreement, dated March 20, 2013 (see Note HH)
	(38)	Amendment to Accounting Services Agreement, dated June 20, 2013 (see Note JJ)
	(39)	Amendment to Accounting Services Agreement, dated September 1, 2013 (see Note JJ)
	(40)	Amendment to Accounting Services Agreement, dated September 23, 2014 (see Note NN)
	(41)	Amendment to Administrative and Accounting Services Agreement, dated December 18, 2017 (see Note UU)
(i)	(1)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund (see Note N)
	(2)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio (see Note M2)
	(3)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global Equity Shareholder Yield Fund, Epoch Global All Cap Fund, and TDAM Target Return Fund (see Note FF)

	(4)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated September 11, 2013 (see Note JJ)
	(5)	Opinion and Consent of Venable LLP as to legality of the securities being registered — Epoch U.S. Small-Mid Cap Equity Fund (see Note QQ)
(j)	(1)	Consent of Willkie Farr & Gallagher LLP (filed herewith)
	(2)	Consent of Independent registered public accounting firm (filed herewith)
(k)		Inapplicable
(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)
	(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)
(m)	(1)	Registrant’s Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note L)
	(2)	Amended Exhibit A to the Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note Q)
	(3)	Registrant’s Amended and Restated Distribution Plan relating solely to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and TDAM Institutional Municipal Fund (see Note X)
	(4)	Registrant’s Distribution Plan relating to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, and TDAM Institutional Treasury Obligations Money Market Fund, dated March 29, 2012 (see Note DD)
	(5)	Registrant’s Shareholder Services and Distribution Plan relating to the Advisor Class of each of the TDAM Core Bond Fund, TDAM High Yield Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund, Epoch U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund, dated March 8, 2013 (see Note FF)
	(6)	Registrant’s Amended and Restated Distribution Plan relating to TD Money Market Portfolio, TD U.S. Government Portfolio, TD Municipal Portfolio, TD California Municipal Money Market Portfolio and TD New York Municipal Money Market Portfolio, dated March 29, 2017 (see Note TT)
(n)	(1)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 29, 2012 (see Note DD)
	(2)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 8, 2013 (see Note FF)
	(3)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant, dated June 2017 (see Note TT)
(o)		Reserved
(p)	(1)	Code of Ethics of Registrant approved June 17, 2010 (see Note BB)
	(2)	Amended Code of Ethics of Investment Manager dated February 2015 (see Note QQ)
	(3)	Code of Ethics of SEI Investments Distribution Co., dated January 8, 2016 (see Note RR)
	(4)	Code of Ethics of Epoch Investment Partners, Inc. dated October 2015 (see Note RR)

Other Exhibits:

Power of Attorney for James E. Kelly, Donald J. Herrema, Robert P. Herrmann, and Barbara F. Palk, as of December 7, 2016 (see Note SS)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.
Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.
Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.
Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.
Note F:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.
Note G:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.
Note H:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.
Note I:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.
Note J:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.
Note K:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.
Note L:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.
Note M:	Filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2005, and incorporated herein by reference.
Note M2:	Filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 21, 2006, and incorporated herein by reference.
Note N:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.
Note O:	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note P:	Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note Q:	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 20, 2006, and incorporated herein by reference.
Note R:	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2008, and incorporated herein by reference.
Note S:	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 6, 2008, and incorporated herein by reference.
Note T:	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on August 20, 2008 and incorporated herein by reference.
Note U:	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on January 9, 2009 and incorporated herein by reference.

Note V:	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 25, 2009 and incorporated herein by reference.
Note W:	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 10, 2009 and incorporated herein by reference.
Note X:	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 24, 2009 and incorporated herein by reference.
Note Y:	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 16, 2009 and incorporated herein by reference.
Note Z:	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 26, 2010 and incorporated herein by reference.
Note AA:	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2010 and incorporated herein by reference.
Note BB:	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2011 and incorporated herein by reference.
Note CC:	Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2012 and incorporated herein by reference.
Note DD:	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 17, 2012 and incorporated herein by reference.
Note EE:	Filed as an exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2013 and incorporated herein by reference.
Note FF:	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 11, 2013 and incorporated herein by reference.
Note GG:	Filed as an exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 22, 2013 and incorporated herein by reference.
Note HH:	Filed as an exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 29, 2013 and incorporated herein by reference.
Note II:	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 28, 2013 and incorporated herein by reference.
Note JJ:	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on September 11, 2013 and incorporated herein by reference.
Note KK:	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2014 and incorporated herein by reference.
Note LL:	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 30, 2014 and incorporated herein by reference.
Note MM:	Filed as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 30, 2014 and incorporated herein by reference.
Note NN:	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 8, 2014 and incorporated herein by reference.
Note OO:	Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 27, 2015 and incorporated herein by reference.
Note PP:	Filed as an exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 29, 2015 and incorporated herein by reference.

Note QQ:	Filed as an exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 27, 2016 and incorporated herein by reference.
Note RR:	Filed as an exhibit to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on August 5, 2016 and incorporated herein by reference.
Note SS:	Filed as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2017 and incorporated herein by reference.
Note TT:	Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 31, 2017 and incorporated herein by reference.
Note UU:	Filed as an exhibit to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-09086, on February 28, 2018 and incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 30. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

The following persons are the directors and officers of the Investment Manager:

IOANNIS PAVLAKOS***, Senior Compliance Group Manager of TD Bank Group since April 2013 and Chief Compliance Officer of the Investment Manager since September 2017.

GLENN DAVIS**, Managing Director of the Investment Manager since January 2009 and Director since June 2015.

BRUCE COOPER*, Managing Director of the Investment Manager since September 2005 and Chief Investment Officer of the Investment Manager since January 2016.

JASON CALVERT*, Managing Director of the Investment Manager since December 2013 and Officer and Director of the Investment Manager since January 2016.

MAYA GITTENS**, Secretary of the Investment Manager since July 2008 and Vice President and Director of the Investment Manager since July 2008.

MICHELE R. TEICHNER**, Managing Director of the Investment Manager since January 2006 and Chief Compliance Officer of the Registrant since June 2004.

RODNEY MICHAEL THORFINNSON*, Chief Risk Officer of the Investment Manager since 2002; Director of the Investment Manager since 2005 and Chief Administrative Officer of the Investment Manager since December 2010.

*	Address: 161 Bay Street, 35th Floor, Toronto, Ontario, Canada M5J 2T2
**	Address: 399 Park Avenue, New York, NY 10022
***	Address: 444 Madison Avenue, New York, NY 10022

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadviser for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118). The principal business address for each officer and director of Epoch is: 399 Park Avenue, New York, NY 10022.

Item 32. Principal Underwriters:

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds Inc.	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
New Covenant Funds	March 30, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 8, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015
Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)	April 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Causeway ETMF Trust	December 28, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President, & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
John C. Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
Judith A. Hirx	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert Silvestri	Vice President	—

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TDAM USA Inc., 399 Park Avenue, New York, New York 10022 and the offices of TD Asset Management, 161 Bay Street, 35th Floor, CT Tower, Toronto, Ontario, Canada M5J 2T2, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, FIS Investor Services LLC, 4249 Easton Way — Suite 400, Columbus, OH 43219; or TD AMERITRADE Clearing, Inc., 200 South 108th Avenue. Omaha, Nebraska 68154; (iii) in the case of records concerning administration and certain other functions, at the offices of the Fund’s Sub-Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456; (iv) in the case of the Funds’ Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 and (v) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b), under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 31st day of May, 2018.

TD Asset Management USA Funds Inc.

Registrant

By:	/s/ R. Michael Thorfinnson R. Michael Thorfinnson President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
/s/ R. Michael Thorfinnson R. Michael Thorfinnson	President and Chief Executive Officer	May 31, 2018
/s/ Eric Kleinschmidt Eric Kleinschmidt	Treasurer and Chief Financial Officer	May 31, 2018
/s/ Barbara F. Palk Barbara F. Palk*	Director	May 31, 2018
/s/ Donald J. Herrema Donald J. Herrema*	Chairman of the Board and Director	May 31, 2018
/s/ Robert P. Herrmann Robert P. Herrmann*	Director	May 31, 2018
/s/ James E. Kelly James E. Kelly*	Director	May 31, 2018

*By: /s/ Michele Teichner Michele Teichner Attorney-in-Fact pursuant to a power of attorney previously filed

Exhibit Index

Exhibit	Document
(d)(3)	Second Amended and Restated Fee Waiver and Expense Reimbursement Recoupment Agreement, dated March 27, 2018
(j)(1)	Consent of Willkie Farr & Gallagher LLP
(j)(2)	Consent of Independent Registered Public Accounting Firm